UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number

811-22591
            Apollo Tactical Income Fund Inc.
(Exact name of registrant as specified in charter)
9 West 57th Street
New York, New York 10019

(Address of principal executive offices) (Zip code)
James Vanek, President
9 West 57th Street
New York, New York 10019

(Name and address of agent for service)
Registrant’s telephone number, including area code:
(212)
 515-3200
Date of fiscal year end:
December
 31
Date of reporting period:
June
 30, 2024

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)
Apollo Tactical Income Fund Inc. (NYSE: AIF)
Semi-Annual Report
June 30, 2024
(unaudited)

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary
June 30, 2024 (unaudited)

Dear Shareholders,
We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.
WHAT HAPPENED IN MARKETS
The performance of risk assets during the second quarter can be characterized as good, but not great.
The Federal Reserve (the “Fed”) appeared to have regained its touch with signs that its restrictive monetary policy was finally bringing down inflation toward its long-term target. The core consumer price index—which excludes food and energy costs—rose 0.1% sequentially in June, the smallest monthly advance in three years and the headline inflation rate declined month-over-month for the first time since 2020. Additionally, US hiring and wage growth decelerated in June as the unemployment rate ticked up, leading Fed Chair Jerome Powell to describe the labor market as “no longer overheated”, at a mid-July conference.
1
Risk markets cheered the news but struggled to replicate the strength we saw in the last two months of 2023 and the first quarter of 2024. The S&P 500 Index touched its 30th record high of the year by the end of June, nearing the historic 5,500 level. Still, the benchmark’s 3.9% advance in the second quarter was less than half of the 10.2% and 11.2% gains notched in the previous two quarters.
1
The same was true for high yield spreads, which narrowed to a 17-year low of 335 basis points on May 6th but finished the quarter eight basis points wider at 351 basis points, the first spread widening in two years.
2
The ICE BofA CCC-rated High Yield Index, which rallied 4.3% on average during the past six quarters, added just 0.2% in the second quarter.
1
Similarly, capital markets activity downshifted in the second quarter. US investment grade issuance was a respectable $326 billion in the second quarter, but well below the $514 billion printed in the first three months of 2024. US high yield issuance also took a pause, falling $10 billion from the three-year high of $85 billion reached in the first quarter. Finally, the value of mergers and acquisitions (“M&A”) deals globally totaled $1.5 trillion in the first six months of 2024. While the activity slightly picked up from the same period last year, it still lags the 10-year average for the first six months of the year by more than $300 billion.
2
A slow start to the second quarter was mostly to blame for the moderating performance in risk markets. A hot March US jobs report and CPI reading temporarily moved interest rates higher while a largely unsuccessful missile and drone attack by Iran and its proxies on Israel elicited an Israeli retaliatory strike that threatened to escalate the conflict in the Middle East. Surprising election outcomes in Mexico and India in early June created some stirrings of volatility in local equity indices and currency markets, and President Emmanuel Macron’s failed election gambit pushed French government bonds to their widest spread to German Bunds in 10 years.
1
The US high yield corporate and S&P 500 indices mostly shrugged off these concerns posting 1% and 3.5% returns, respectively, in June.
1
,
3
Following indications that inflation is on a slow and steady path lower, traders are now pricing two rate cuts before the end of 2024. Additionally, economists have grown more optimistic that the global economy can avoid recession and are now projecting a 30% and 20% probability of a recession in the US and Europe, respectively, over the next 12 months, down meaningfully since February. Still, even if we assume the interest rate futures market is correct in pricing in cuts of 50 basis points this year and 100 basis points next year, short-term interest rates would end 2025 at around 4%, which would still be the highest level for overnight rates since 2007, if we exclude the recent Fed hiking cycle.
4
THE OPPORTUNITY FOR PRIVATE CREDIT
We continued to witness a solid opportunity set for private credit throughout the first half of 2024. Despite the strong return of the syndicated credit markets this year, Leveraged Commentary & Data indicates that the volume of private credit loans taken out by the broadly syndicated loan (“BSL”) market slowed during the second quarter. Additionally, while the rebound in syndicated credit markets was driven by refinancings and repricings, most M&A and leveraged buy out (“LBO”) deals—or de novo issuance—have been financed by the private credit market.
5
Executives at major

1	Bloomberg, July 2024
2	J.P. Morgan–North America Credit Research, July 2024
3	“High Yield Corporate” represented by the ICE BofA US High Yield Index
4	Bloomberg, June 2024
5	PitchBook LCD, Data through June 30, 2024

Semi-Annual Report | 1

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary (continued)
June 30, 2024 (unaudited)

US banks said during recent earning calls that they’re seeing more dialogue on M&A and predicted that dealmaking will continue to progress. Ultimately, as discussed in previous letters, we believe that for credit markets to function effectively, both types of lending—public and private—need to co-exist and provide tailored solutions that depend on the borrower’s profile, investment lifecycle and specific needs.
We believe this continued growth is the result of two key features of private credit: risk adjusted returns and excess spread per unit of risk. Creditor protection is a fundamental principle of direct lending, given the nature of the business in which lenders own the debt until maturity. This differs from the syndicated market where banks can decide to sell the instrument to a third party and exit a transaction at any time. One of the main reasons we will often say no to deals is when we identify potential weak creditor protections. Looking at corporate credit, spreads in the public market have tightened considerably in the last six months to the lowest levels since the Global Financial Crisis.
2
We’ve seen spreads in the private market trace tighter alongside those in the public market but importantly, the incremental spread available in private credit remains stable during this period of tightening—just as it did when rates began to rise in the first quarter of 2022. It’s this relationship and consistent availability of incremental spread we look to take advantage of in the private credit markets.
Turning to the higher-for-longer interest rate environment, elevated borrowing costs have several implications for direct lenders. With short-term dated base rates above 5% and five-year SOFR swaps slightly below 4% as of mid-July, we believe direct lending continues to represent a compelling total return opportunity.
6
At the same time, higher borrowing costs continue to pressure issuers, especially highly leveraged companies. A recent report from Morningstar indicated that as of June 2024, about 10% of private credit issuers were seeking covenant relief, and that more than half of this cohort carried ratings of CCC or lower.
7
This is unsurprising as rates have now been elevated for two years, which has increased interest expense burdens for floating-rate borrowers. This highlights the importance of the vintage of a fund’s portfolio as well as credit selection as many companies that tapped the market in 2021—when the low-rate environment in the aftermath of the pandemic fed a dealmaking frenzy—now face a steep maturity wall and higher interest rates.
OUTLOOK
We continue to believe that the opportunity set to lend to bigger businesses on a first lien, senior secured basis at elevated yields remains attractive. We expect sponsors and large corporations to continue to seek private solutions, especially amid the ongoing debate about the timing and extent of interest rate cuts. Apollo expects a higher rate environment for a longer period.
Still, we remain cognizant of several risks and potential sources of volatility, including upside risks to inflation, further geopolitical tensions, and uncertainty leading into the November US elections. We continue to monitor several pro-inflationary trends including deglobalization, energy transition, higher defense spending and the elevated US fiscal deficit. We are keeping a close watch on geopolitical risks including the current stalemate in Ukraine and the ongoing war in the Middle East, where any escalation could impact energy markets and the broader global economy. Finally, we are tracking the heightened uncertainty less than four months before the US elections, which we expect to introduce further market volatility.
We continue to maintain a cautious approach, but we believe this environment may provide an attractive opportunity for large, scaled investors, and we expect our “credit first” philosophy to be on full display as we seek to deliver more stable returns through a tumultuous and uncertain 2024.
Sincerely,
Apollo Credit Management, LLC

6	Federal Reserve Bank of New York, retrieved from FRED, Federal Reserve Bank of St. Louis, July 2024
7	Morningstar, June 2024

2 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Financial Data
June 30, 2024 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	91.5%
High Yield Bonds	8.1%
Equity/Other	0.4%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.77%
Weighted Average Fixed-Rate Coupon	6.83%
Weighted Average Maturity (in years) (floating assets)	4.20
Weighted Average Maturity (in years) (fixed assets)	4.46
Weighted Average Modified Duration (in years) (e)	0.18
Average Position Size by Issuer (f)	$3,596,029
Number of Issuers (f)	95
Floating Rate Exposure	93.55%
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,190

Credit Quality (b)

A	0.7%
BB	3.9%
B	52.5%
CCC+ or Lower	6.7%
Not Rated	36.2%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

Services: Business	17.8%
High Tech Industries	15.8%
Healthcare & Pharmaceuticals	13.7%
Banking, Finance, Insurance & Real Estate	12.3%
Media: Advertising, Printing & Publishing	4.7%
Total	64.3%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Garda World Security Corporation	2.6%
Gainwell Acquisition Corporation	2.5%
DCert Buyer, Inc.	2.5%
BDO USA, P.A.	2.4%
LSF11 A5 Holdco LLC	2.3%
Solera, LLC	2.1%
Advarra Holdings, Inc.	2.0%
eResearch Technology, Inc.	2.0%
Deerfield Dakota Holding, LLC	1.9%
EG Group Limited	1.9%
Total	22.2%

(a)	Averages based on par value of investment securities, except for the percentage of floating rate exposure and the weighted average modified duration, which are based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2024. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and includes fixed and floating rate assets.
(f)	Excludes equity investments.
(g)	Excludes securities with no rating or non-performing defaulted securities as of June 30, 2024.

Semi-Annual Report | 3

Apollo Senior Floating Rate Fund Inc.
Fund Performance
June 30, 2024 (unaudited)

Apollo Senior Floating Rate Fund Inc. (“AFT”) returned 4.95% on a net asset value (“NAV”) per share basis and 16.26% on a market price per share basis for the period ending June 30, 2024, outperforming the S&P/LSTA Leveraged Loan Index, which returned 4.40% for the period. As of June 30, 2024, AFT held 91.5% of its fair value of investment securities in first and second lien leveraged loans, 8.1% in high-yield bonds and 0.4% in equities and other securities. Outperformance in AFT relative to the index was driven mostly through credit selection, with an emphasis on downside protection and capital preservation. Additionally, AFT benefitted from performance of the private assets held in the Fund.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception (d)
AFT - Market Price	16.26%	(a)	8.39%	(a)(b)	6.07%	(a)(b)	5.49%	(a)(b)
AFT - NAV	4.95%	(a)	6.30%	(a)(b)	5.67%	(a)(b)	6.05%	(a)(b)
S&P/LSTA Leveraged Loan Index (c)	4.40%		5.53%	(b)	4.60%	(b)	4.66%	(b)

Distributions (e)

Current Monthly Distribution (per share)	$0.140
Current Distribution Rate at Market Price (f)	11.55%
Current Distribution Rate at NAV (f)	11.28%

Apollo Senior Floating Rate Fund Inc.
Growth of $10,000 vs. S&P/LSTA Leverage Loan Index
$21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Feb-11
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Jun-21
Jun-22
Jun-23
Jun-24
$20,891
$20,400
$18,407
Apollo Senior Floating Rate Fund Inc. - Market Price Return
Apollo Senior Floating Rate Fund Inc. - NAV Return
S&P/LSTA Leverage Loan Index(c)

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 23, 2011.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Consolidated Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

4 | Semi-Annual Report

Apollo Tactical Income Fund Inc.
Financial Data
June 30, 2024 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	75.7%
High Yield Bonds	16.6%
Structured Products	7.5%
Equity/Other	0.2%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	5.29%
Weighted Average Fixed-Rate Coupon	6.49%
Weighted Average Maturity (in years) (floating assets)	4.52
Weighted Average Maturity (in years) (fixed assets)	4.57
Weighted Average Modified Duration (in years) (e)	0.45
Average Position Size by Issuer (f)	$3,335,564
Number of Issuers (f)	97
Floating Rate Exposure	85.32%
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,129

Credit Quality (b)

A	0.5%
BB	11.1%
B	38.8%
CCC+ or Lower	7.2%
Not Rated	42.4%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

Healthcare & Pharmaceuticals	18.0%
High Tech Industries	15.1%
Banking, Finance, Insurance & Real Estate	10.5%
Services: Business	7.4%
Media: Advertising, Printing & Publishing	6.1%
Total	57.1%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Churchill Middle Market CLO, Ltd.	3.0%
Gainwell Acquisition Corporation	2.7%
Mavis Tire Express Services Corporation	2.6%
DCert Buyer, Inc.	2.5%
Inovalon Holdings, Inc.	2.3%
Fortress Credit CLO, Ltd.	2.3%
Advarra Holdings, Inc.	2.1%
PetSmart, Inc.	2.0%
Stretto, Inc.	1.9%
LSF11 A5 Holdco LLC	1.9%
Total	23.3%

(a)	Averages based on par value of investment securities, except for the percentage of floating rate exposure and the weighted average modified duration, which are based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2024. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 7.5% of the portfolio as of June 30, 2024.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and includes fixed and floating rate assets.
(f)	Excludes equity investments.
(g)	Excludes securities with no rating or in default as of June 30, 2024.

Semi-Annual Report | 5

Apollo Tactical Income Fund Inc.
Fund Performance
June 30, 2024 (unaudited)

Apollo Tactical Income Fund Inc. (“AIF”) returned 5.88% on a net asset value (“NAV”) per share basis and 11.03% on a market price per share basis for the period ending June 30, 2024, outperforming the S&P/LSTA Leveraged Loan Index, which returned 4.40% for the period. As of June 30, 2024, AIF held 75.7% of its fair value of investment securities in first and second lien leveraged loans, 16.6% in high-yield bonds, 7.5% in collateralized loan obligations (“CLOs”), and 0.2% in equities and other securities. Outperformance in AIF relative to the index was primarily driven by credit selection, with a focus on high quality credit selection and risk mitigation, and caution on certain sectors that appear more vulnerable to negative macro trends. Additionally, AIF benefitted from performance of the private assets held in the Fund.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception (d)
AIF - Market Price	11.03	% (a)	9.21	% (a)(b)	7.16	% (a)(b)	6.36	% (a)(b)
AIF - NAV	5.88	% (a)	6.63	% (a)(b)	6.39	% (a)(b)	6.87	% (a)(b)
S&P/LSTA Leveraged Loan Index (c)	4.40%		5.53	% (b)	4.60	% (b)	4.64	% (b)

Distributions (e)
Current Monthly Distribution (per share)	$0.144
Current Distribution Rate at Market Price (f)	11.80%
Current Distribution Rate at NAV (f)	11.70%

Apollo Tactical Income Fund Inc.
Growth of $10,000 vs. S&P/LSTA Leverage Loan Index
$21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Feb-13 Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Jun-21
Jun-22
Jun-23
Jun-24
$20,303
$20,125
$16,754
Apollo Tactical Income Fund Inc. - Market Price Return
Apollo Tactical Income Fund Inc. - NAV Return
S&P/LSTA Leverage Loan Index(c)

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 25, 2013.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Consolidated Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

6 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans - 127.5% (a)

AEROSPACE & DEFENSE - 2.3%

Peraton Corporation
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.19%, 02/01/28 (c)	$5,402,982	5,410,141

AUTOMOTIVE - 1.5%

Champions Financing, Inc.
First Lien Term Loan B, (3M SOFR + 4.75%, 0.00% Floor), 10.08%, 02/23/29 (c)	2,250,000	2,262,184
Truck-Lite Co., LLC
First Lien Revolving Term Loan, (1M SOFR + 5.75%, 0.75% Floor), 11.08%, 02/13/30 (c)(d)	4,444	4,376
First Lien Term Loan, (3M SOFR + 5.75%, 0.75% Floor), 11.07%, 02/13/31 (c)(d)	1,230,250	1,211,304

		3,477,864

BANKING, FINANCE, INSURANCE & REAL ESTATE - 17.0%

Apex Group Treasury, LLC
First Lien Term Loan, (3M SOFR + 3.75%, 0.50% Floor), 9.33%, 07/27/28 (c)	2,896,941	2,904,183
First Lien Term Loan, (3M SOFR + 5.00%, 0.50% Floor), 10.32%, 07/27/28 (c)	1,539,063	1,548,682
AssuredPartners, Inc.
First Lien Term Loan B5, (1M SOFR + 3.50%, 0.50% Floor), 8.84%, 02/14/31 (c)	3,694,444	3,708,299
Asurion, LLC
First Lien Term Loan B9, (1M SOFR + 3.25%, 0.00% Floor), 8.71%, 07/31/27 (c)	992,308	976,962
Second Lien Term Loan B4, (1M SOFR + 5.25%, 0.00% Floor), 10.71%, 01/20/29 (c)	3,866,174	3,577,719
Chrysaor Bidco Sarl (Luxembourg)
First Lien Term Loan B, (SOFR + 3.50%, 0.50% Floor), 4.00%, 05/14/31 (b)(c)(e)	465,569	468,190
Evoriel (France)
First Lien Delayed Draw Term Loan, (0.25% PIK), (3M EURIBOR + 5.25%, 0.00% Floor), 9.12%, 04/02/31 (c)(d)(e)(f)	€13,048	13,694
First Lien Term Loan, (0.25% PIK), (3M EURIBOR + 5.25%, 0.00% Floor), 9.12%, 04/02/31 (c)(d)(e)(f)	€1,141,669	1,198,218
Higginbotham Insurance Agency, Inc.
First Lien First AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.94%, 11/24/28 (c)(d)	$248,288	248,288
First Lien Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.94%, 11/24/28 (c)(d)	851,565	851,566

	Principal Amount	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
First Lien Third AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.94%, 11/24/28 (c)(d)	$882,964	882,964
Howden Group Holdings Ltd (United Kingdom)
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 8.84%, 02/15/31 (c)(e)	4,738,125	4,754,306
Insight XI Aggregator, L.P. (Cayman Islands)
First Lien Term Loan, (4.35% PIK), (1M SOFR + 3.85%, 0.00% Floor), 9.19%, 08/28/24 (c)(d)(e)(f)	2,323,585	2,323,585
First Lien Term Loan Add-on, (4.35% PIK), (1M SOFR + 3.85%, 0.00% Floor), 9.19%, 08/28/24 (c)(d)(e) (f)	28,870	28,870
Mercury Borrower, Inc.
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 8.96%, 08/02/28 (c)	1,984,314	1,988,283
Redfin Corporation
First Lien Delayed Draw Term Loan, (SOFR + 5.75%, 1.50% Floor), 7.25%, 10/20/28 (c)(d)	1,745,625	1,706,348
First Lien Term Loan, (6M SOFR + 5.75%, 1.50% Floor), 11.05%, 10/20/28 (c)(d)	1,736,875	1,697,795
SG Acquisition, Inc.
First Lien Term Loan, (3M SOFR + 5.00%, 0.75% Floor), 10.32%, 04/03/30 (c)(d)	4,823,879	4,775,640
Stretto, Inc.
First Lien Term Loan, (1M SOFR + 6.00%, 1.00% Floor), 11.33%, 10/13/28 (c)(d)	5,925,000	5,895,375

		39,548,967

CAPITAL EQUIPMENT - 4.2%

Cube Industrials Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.33%, 10/18/30 (c)(d)	3,577,241	3,568,298
Husky Technologies Limited (Canada)
First Lien Term Loan B, (6M SOFR + 5.00%, 0.00% Floor), 10.33%, 02/15/29 (c)(e)	3,675,343	3,688,371
JPW Industries Holding Corporation
First Lien Term Loan, (3M SOFR + 5.88%, 2.00% Floor), 11.20%, 11/22/28 (c)(d)	2,487,500	2,437,750

		9,694,419

CHEMICALS, PLASTICS, & RUBBER - 5.2%

LSF11 A5 Holdco LLC
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 8.96%, 10/15/28 (c)	7,578,233	7,573,497

See
accompanying Notes to Consolidated Financial Statements. | 7

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

CHEMICALS, PLASTICS, & RUBBER (continued)
Luxembourg Investment Company 437 SARL (Luxembourg)
First Lien Term Loan, (2.00% PIK), (SOFR + 10.00%, 1.00% Floor), 0.00%, 04/30/24 (c)(d)(f)(g)(j)	$815,421	191,624
First Lien Term Loan B, (SOFR + 7.00%, 0.50% Floor), 0.00%, 01/03/29 (c)(d)(e)(g)(j)	4,719,027	—
Olympus Water US Holding Corporation
First Lien Term Loan B5, (3M SOFR + 3.50%, 0.50% Floor), 8.85%, 06/20/31 (c)	4,305,632	4,319,087

		12,084,208

CONSTRUCTION & BUILDING - 0.9%

Foundation Building Materials, Inc.
First Lien Term Loan B2, (3M SOFR + 4.00%, 0.00% Floor), 9.33%, 01/29/31 (c)	1,995,000	1,989,464

CONSUMER GOODS: DURABLE - 0.9%

Poly-Wood, LLC
First Lien Term Loan, (3M SOFR + 5.75%, 1.00% Floor), 11.08%, 03/20/30 (c)(d)	1,450,909	1,418,264
Varsity Brands Holding Co., Inc.
First Lien Term Loan, (1M SOFR + 5.00%, 1.00% Floor), 10.46%, 12/15/26 (c)	603,721	610,664

		2,028,928

CONSUMER GOODS: NON-DURABLE - 5.4%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan B1, (1M SOFR + 2.75%, 0.00% Floor), 8.09%, 12/21/28 (c)	4,206,230	4,215,294
Amer Sports Company (Finland)
First Lien Term Loan B, (3M SOFR + 3.25%, 0.00% Floor), 8.58%, 02/17/31 (c)(e)	704,118	709,398
Iconix Brand Group
First Lien Term Loan 7yr, (3M SOFR + 6.00%, 1.00% Floor), 11.48%, 08/22/29 (c)(d)	1,765,385	1,747,731
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.48%, 08/22/29 (c)(d)	810,598	802,492
First Lien Incremental Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.48%, 08/22/29 (c)(d)	439,306	434,913
KDC/ONE Development Corporation, Inc. (Canada)
First Lien Term Loan B, (1M SOFR + 4.50%, 0.00% Floor), 9.84%, 08/15/28 (c)(e)	2,820,527	2,831,697
Protein For Pets Opco, LLC
First Lien Term Loan, (1M SOFR + 5.25%, 1.00% Floor), 10.59%, 09/20/30 (c)(d)	905,660	892,075

	Principal Amount	Value ($)

CONSUMER GOODS: NON-DURABLE (continued)
The Men’s Wearhouse, LLC
First Lien Term Loan, (3M SOFR + 6.50%, 0.00% Floor), 11.84%, 02/26/29 (c)	$958,480	956,884

		12,590,484

CONTAINERS, PACKAGING & GLASS - 4.3%

Anchor Glass Container Corporation
First Lien Term Loan, (3.75% PIK), (3M SOFR + 5.00%, 1.00% Floor), 10.59%, 12/07/25 (c)(f)	5,819,342	4,703,978
Trident TPI Holdings, Inc.
First Lien Term Loan B6, (1M SOFR + 4.00%, 0.50% Floor), 9.34%, 09/15/28 (c)	5,252,960	5,267,196

		9,971,174

ENVIRONMENTAL INDUSTRIES - 2.4%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan, (3M SOFR + 4.63%, 0.75% Floor), 10.11%, 03/27/28 (c)	462,973	400,009
First Lien Term Loan B, (3M SOFR + 4.25%, 0.75% Floor), 9.73%, 03/27/28 (c)	2,910,000	2,514,240
Heritage Environmental Services, Inc.
First Lien Term Loan, (3M SOFR + 5.50%, 0.75% Floor), 10.83%, 01/31/31 (c)(d)	879,121	876,923
LTR Intermediate Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 1.00% Floor), 9.96%, 05/05/28 (c)	1,875,050	1,848,097

		5,639,269

HEALTHCARE & PHARMACEUTICALS - 18.9%

Advarra Holdings, Inc.
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.59%, 08/24/29 (c)(d)	6,323,551	6,323,551
Allied Benefit Systems Intermediate LLC
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.59%, 10/31/30 (c)(d)	3,372,990	3,372,990
Athenahealth, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.50% Floor), 8.59%, 02/15/29 (c)	5,212,913	5,202,331
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (1M SOFR + 6.62%, 0.75% Floor), 12.08%, 09/20/27 (c)	2,624,835	2,615,819
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 10.69%, 02/01/27 (b)(c)	4,737,796	4,335,818
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M SOFR + 4.00%, 0.75% Floor), 9.43%, 10/01/27 (c)	8,432,801	8,186,817

8 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)
Loire Finco Luxembourg SARL (United Kingdom)
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.19%, 04/21/27 (c)(e)	$1,935,966	1,925,483
LSCS Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 0.50% Floor), 9.96%, 12/16/28 (c)	2,988,279	2,960,279
Medical Solutions Holdings, Inc.
First Lien Term Loan, (1M SOFR + 3.25%, 0.50% Floor), 8.69%, 11/01/28 (c)	1,911,826	1,457,423
OMH-Healthedge Holdings, Inc.
First Lien Term Loan, (6M SOFR + 6.00%, 1.00% Floor), 11.23%, 10/08/29 (c)(d)	5,400,000	5,373,000
Zest Acquisition Corp.
First Lien Term Loan, (3M SOFR + 5.50%, 0.00% Floor), 10.83%, 02/08/28 (c)	1,970,000	1,987,237

		43,740,748

HIGH TECH INDUSTRIES - 19.4%

Anaplan, Inc.
First Lien Term Loan, (3M SOFR + 5.75%, 0.75% Floor), 11.08%, 06/21/29 (c)(d)	5,650,529	5,650,529
Avalara, Inc.
First Lien Term Loan, (3M SOFR + 7.25%, 0.75% Floor), 12.58%, 10/19/28 (c)(d)	4,545,455	4,579,545
Crewline Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.75%, 1.00% Floor), 12.08%, 11/08/30 (c)(d)	1,811,321	1,811,321
DCert Buyer, Inc.
First Lien Term Loan, (1M SOFR + 4.00%, 0.00% Floor), 9.34%, 10/16/26 (c)	4,544,844	4,439,745
Second Lien Term Loan, (1M SOFR + 7.00%, 0.00% Floor), 12.34%, 02/19/29 (c)	3,927,401	3,524,842
Electronics for Imaging, Inc.
First Lien Term Loan, (3M SOFR + 5.00%, 0.00% Floor), 10.43%, 07/23/26 (c)	4,828,431	4,107,571
Evergreen IX Borrower 2023, LLC
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 11.33%, 09/30/30 (c)(d)	3,584,472	3,584,472
Flexera Software LLC
First Lien Term Loan B, (3M SOFR + 3.50%, 0.75% Floor), 8.83%, 03/03/28 (c)	3,329,589	3,346,237
Imprivata, Inc.
Second Lien Term Loan, (3M SOFR + 6.25%, 0.50% Floor), 11.58%, 12/01/28 (c)	2,205,882	2,117,647

	Principal Amount	Value ($)

HIGH TECH INDUSTRIES (continued)
Riverbed Technology, Inc.
First Lien Term Loan, (2.00% PIK), (3M SOFR + 4.50%, 1.00% Floor), 9.83%, 07/01/28 (c)(f)	$344,728	212,381
UKG, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.00% Floor), 8.55%, 02/10/31 (c)	3,458,722	3,475,721
Virtusa Corporation
First Lien Term Loan B2, (1M SOFR + 3.25%, 0.75% Floor), 8.59%, 02/15/29 (c)	3,692,715	3,707,135
Zendesk, Inc.
First Lien Term Loan, (3.25% PIK), (3M SOFR + 6.25%, 0.75% Floor), 11.60%, 11/22/28 (c)(d)(f)	4,534,730	4,534,730

		45,091,876

HOTEL, GAMING & LEISURE - 1.9%

Caesars Entertainment, Inc.
First Lien Term Loan B1, (3M SOFR + 2.75%, 0.50% Floor), 8.10%, 02/06/31 (c)	2,992,500	2,998,575
Peloton Interactive Inc.
First Lien Term Loan B, (6M SOFR + 6.00%, 0.00% Floor), 11.35%, 05/23/29 (c)	1,500,000	1,504,125

		4,502,700

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.1%

Houghton Mifflin Harcourt Company
First Lien Term Loan B, (3M SOFR + 5.25%, 0.50% Floor), 10.70%, 04/09/29 (c)	4,552,525	4,343,905
McGraw-Hill Education, Inc.
First Lien Term Loan, (3M SOFR + 4.75%, 0.50% Floor), 10.20%, 07/28/28 (c)	5,154,403	5,169,789
Planet US Buyer LLC
First Lien Term Loan B, (3M SOFR + 3.50%, 0.00% Floor), 8.82%, 02/07/31 (c)	1,500,000	1,511,437
R. R. Donnelley & Sons Company
First Lien Term Loan B, (1M SOFR + 5.00%, 0.75% Floor), 10.44%, 03/27/26 (c)(d)	3,079,585	3,079,585

		14,104,716

MEDIA: BROADCASTING & SUBSCRIPTION - 1.9%

Anuvu Holdings 2, LLC
First Lien Term Loan, (6.00% PIK), (3M SOFR + 8.00%, 1.00% Floor), 13.44%, 03/24/25 (c)(d)(f)	2,479,047	2,162,968
First Lien Term Loan, (13.69% PIK), (3M SOFR + 8.25%, 1.00% Floor), 13.69%, 03/23/26 (c)(d)(f)	2,291,149	1,220,037
CSC Holdings, LLC
First Lien Term Loan, (1M SOFR + 4.50%, 0.00% Floor), 9.83%, 01/18/28 (c)	988,547	952,539

		4,335,544

See accompanying Notes to Consolidated Financial Statements. | 9

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

RETAIL - 2.8%

EG Group Limited (United Kingdom)
First Lien Term Loan, (3M SOFR + 5.50%, 0.00% Floor), 11.07%, 02/07/28 (c)(e)	$1,980,038	1,959,415
PetSmart, Inc.
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 9.19%, 02/11/28 (c)	4,666,819	4,659,025

		6,618,440

SERVICES: BUSINESS - 22.6%

Advantage Sales & Marketing Inc.
First Lien Term Loan, (3M SOFR + 4.25%, 0.75% Floor), 9.82%, 10/28/27 (c)	2,934,644	2,865,871
Allied Universal Holdco LLC
First Lien Term Loan, (1M SOFR + 3.75%, 0.50% Floor), 9.19%, 05/12/28 (c)	4,987,737	4,974,196
BDO USA, P.A.
First Lien Term Loan, (1M SOFR + 6.00%, 2.00% Floor), 11.34%, 08/31/28 (c)(d)	7,940,000	7,863,776
Carestream Health, Inc.
First Lien Term Loan, (3M SOFR + 7.50%, 1.00% Floor), 12.93%, 09/30/27 (c)	115,428	103,404
Coretrust Purchasing Group LLC
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.59%, 10/01/29 (c)(d)	2,700,000	2,673,000
Deerfield Dakota Holding, LLC
First Lien Term Loan, (3M SOFR + 3.75%, 1.00% Floor), 9.08%, 04/09/27 (c)	6,173,635	6,178,204
eResearchTechnology, Inc.
First Lien Term Loan B, (1M SOFR + 4.00%, 1.00% Floor), 9.34%, 02/04/27 (c)	6,278,180	6,316,289
Garda World Security Corporation (Canada)
First Lien Term Loan B, (3M SOFR + 4.25%, 0.00% Floor), 9.59%, 02/01/29 (c)(e)	8,227,394	8,289,100
Grant Thornton LLP of Chicago
First Lien Term Loan B, (3M SOFR + 3.25%, 0.00% Floor), 8.60%, 06/02/31 (c)	1,500,000	1,506,172
Ingenovis Health, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 9.69%, 03/06/28 (c)	985,000	861,875
First Lien Term Loan B, (1M SOFR + 4.25%, 0.75% Floor), 9.71%, 03/06/28 (c)	2,895,934	2,481,468
Solera, LLC
First Lien Term Loan B, (3M SOFR + 4.00%, 0.50% Floor), 9.59%, 06/02/28 (c)	3,962,409	3,965,559
Second Lien Term Loan, (3M SOFR + 9.00%, 1.00% Floor), 14.45%, 06/04/29 (c)	2,969,201	2,941,365

	Principal Amount	Value ($)

SERVICES: BUSINESS (continued)
Wellsky
First Lien Term Loan, (1M SOFR + 3.50%, 0.00% Floor), 8.96%, 03/10/28 (c)	$1,496,250	1,501,629

		52,521,908

SERVICES: CONSUMER - 3.4%

2U, Inc.
First Lien Term Loan B, (3M SOFR + 6.50%, 0.75% Floor), 11.83%, 12/28/26 (c)	1,464,603	1,356,134

Excelligence Learning Corporation
First Lien Revolving Term Loan, (Prime + 4.75%, 1.00% Floor), 13.25%, 01/18/30 (c)(d)	67,533	66,182
First Lien Term Loan, (3M SOFR + 5.75%, 1.00% Floor), 11.08%, 01/18/30 (c)(d)	3,443,425	3,374,556

Mavis Tire Express Services Corporation
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.09%, 05/04/28 (c)	2,969,770	2,980,075

		7,776,947

TELECOMMUNICATIONS - 4.9%

CommScope, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.00% Floor), 8.71%, 04/06/26 (c)	4,105,653	3,633,503

MLN US Holdco LLC
First Lien Term Loan, (3M SOFR + 6.44%, 1.00% Floor), 11.87%, 10/18/27 (c)(d)	638,138	582,301
First Lien Second Out Term Loan, (3M SOFR + 6.70%, 1.00% Floor), 12.13%, 10/18/27 (c)(d)	3,807,495	2,075,085

U.S. TelePacific Corp.
First Lien Term Loan, (6.25% PIK), (3M SOFR + 7.25%, 1.00% Floor), 12.75%, 05/02/26 (c)(f)	3,382,012	1,363,226
Third Lien Term Loan, 0.00%, 05/02/27 (c)(d)(j)	319,086	—

Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.00%, 0.50% Floor), 9.33%, 03/22/29 (c)(e)	3,715,176	3,716,922

		11,371,037

TRANSPORTATION: CARGO - 0.8%

Channelside AcquisitionCo, Inc.
First Lien Incremental Term Loan, (1M SOFR + 4.75%, 0.75% Floor), 10.09%, 06/30/28 (c)(d)	1,780,081	1,775,631
First Lien Revolving Term Loan, (3M SOFR + 4.75%, 0.75% Floor), 10.07%, 07/01/26 (c)(d)	44,444	44,333

		1,819,964

10 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

WHOLESALE - 0.6%

LBM Acquisition, LLC
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.19%, 12/17/27 (c)	$1,394,113	1,393,535

Total Senior Loans (Cost $307,792,397)		295,712,333

Corporate Notes and Bonds - 11.3%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.1%

KCF Puerto Rico, LLC (Puerto Rico) 0.00%, 06/28/28 (d)(e)(j)(m)	882,529	319,809

CONSUMER GOODS: DURABLE - 1.5%

Varsity Brands Holding Co., Inc.
(3M SOFR + 6.50%, 1.00% Floor), 11.82%, 12/15/26 (d)(i)	3,500,000	3,508,750

ENERGY: OIL & GAS - 0.5%

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26 (h)(i)	1,051,000	1,053,106

FOREST PRODUCTS & PAPER - 0.6%

Spa US Holdco, Inc. (Finland) 4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,406,250

HEALTHCARE & PHARMACEUTICALS - 0.3%

Bausch Health Companies, Inc. 5.50%, 11/01/25 (h)(i)	750,000	700,313

HIGH TECH INDUSTRIES - 2.5%

Wolfspeed, Inc. 9.88%, 06/23/30 (d)(h)(i)	6,000,000	5,836,200

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.4%

McGraw-Hill Education, Inc. 5.75%, 08/01/28 (h)(i)	1,000,000	965,010

MEDIA: BROADCASTING & SUBSCRIPTION - 0.6%

CSC Holdings, LLC 4.13%, 12/01/30 (h)(i)	2,000,000	1,297,500

METALS & MINING - 0.0%

ERP Iron Ore, LLC
SOFR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	18,879	—

Magnetation, LLC / Mag Finance Corp. 0.00%, 05/15/18 (d)(g)(h)(i)(j)	639,000	—

		—

RETAIL - 1.8%

EG Group Limited (United Kingdom)
(3.75% PIK), (D SOFR + 7.50%, 0.00% Floor), 12.90%, 11/30/28 (d)(e)(f)(i)	3,083,892	3,176,409
12.00%, 11/30/28 (e)(h)(i)	976,000	1,037,254

		4,213,663

	Principal Amount	Value ($)

SERVICES: BUSINESS - 1.7%

Advantage Sales & Marketing Inc. 6.50%, 11/15/28 (h)(i)	$3,327,000	3,015,975

Allied Universal Holdco LLC 4.63%, 06/01/28 (h)(i)	1,000,000	911,250

		3,927,225

TELECOMMUNICATIONS - 1.3%

Frontier Communications Holdings, LLC 5.00%, 05/01/28 (h)(i)	3,239,000	3,044,142

Total Corporate Notes and Bonds (Cost $26,644,133)		26,271,968

	Quantity	Value ($)
Common Stocks - 0.5%

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)(j)(m)	28,252	18,794

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)(m)	3,133	38,540

MEDIA: BROADCASTING & SUBSCRIPTION - 0.0%

Anuvu Corp. (d)(j)(m)	108,418	—

SERVICES: BUSINESS - 0.5%

Carestream Health, Inc. (d)(j)(m)	118,564	972,225

Total Common Stocks (Cost $4,452,636)		1,029,559

Preferred Stock - 0.1%

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK) (d)(f)(m)	4,761	236,717

Total Preferred Stock (Cost $170,424)		236,717

Partnership Interest - 0.0%

Vector Capitano Holdings, LP Class B-1 (Cayman Islands) (d)(e)(j)(m)	9,055	—

Vector Capitano Holdings, LP Class B-2 (Cayman Islands) (d)(e)(j)(m)	7,051	—

Total Partnership Interest (Cost $0)		—

Total Investments - 139.4% (Cost of $339,059,590)		323,250,577
Other Assets & Liabilities, Net - 16.6%		38,643,115
Loan Outstanding - (56.0)% (k)(l)		(129,977,383)

Net Assets (Applicable to Common Shares) - 100.0%		231,916,309

See accompanying Notes to Consolidated Financial Statements. | 11

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2024. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are the Secured Overnight Financing Rate (“SOFR”), the Euro Interbank Offered Rate (“EURIBOR”), or the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end EURIBOR/SOFR/Prime rate. As of June 30, 2024, the 1, 3 and 6 month EURIBOR rates were 3.63%, 3.71%, and 3.68%, respectively, the Daily SOFR (“D SOFR”), 1, 3 and 6 month SOFR rates were 5.33%, 5.34%, 5.32%, and 5.25%, respectively, and the Prime lending rate was 8.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of EURIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2024, these securities amounted to $25,952,159, or 11.19% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $130,000,000 less unamortized deferred financing costs of $22,617.
(m)	Securities may be deemed to be “restricted securities” under the Securities Act of 1933. As of June 30, 2024, the restricted securities were as follows:

Issuer	Investment Type	Acquisition Date	Cost	Value	Value as Percentage of Net Assets Applicable to Common Shares
Acosta, Inc.	Common Stock	12/31/2019	$27,644	$38,540	0.02%
Acosta, Inc.	Preferred Stock	12/31/2019	170,424	236,717	0.10%
Anuvu Corp.	Common Stock	3/23/2021	2,303,882	—	0.00%
Carestream Health, Inc.	Common Stock	9/30/2022	2,121,110	972,225	0.42%
KCF Puerto Rico, LLC	Corporate Note	12/28/2021	—	319,809	0.14%
RDV Resources, Inc.	Common Stock	3/30/2020	—	18,794	0.01%
Vector Capitano Holdings, LP	Partnership Interest- Class B-1	7/3/2023	—	—	0.00%
Vector Capitano Holdings, LP	Partnership Interest- Class B-2	7/3/2023	—	—	0.00%

			$4,623,060	$1,586,085	0.69%

Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation
Mizuho Capital Markets, LLC	9/18/2024	USD	$1,250,746	EUR	$1,233,735	$17,011

						$17,011

12 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans - 108.0% (a)

AEROSPACE & DEFENSE - 2.5%

Peraton Corporation
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.19%, 02/01/28 (c)	$5,402,982	5,410,141

AUTOMOTIVE - 1.6%

Champions Financing, Inc.
First Lien Term Loan B, (3M SOFR + 4.75%, 0.00% Floor), 10.08%, 02/23/29 (c)	2,250,000	2,262,184
Truck-Lite Co., LLC
First Lien Revolving Term Loan, (1M SOFR + 5.75%, 0.75% Floor), 11.08%, 02/13/30 (c)(d)	4,444	4,376
First Lien Term Loan, (3M SOFR + 5.75%, 0.75% Floor), 11.07%, 02/13/31 (c)(d)	1,230,250	1,211,304

		3,477,864

BANKING, FINANCE, INSURANCE & REAL ESTATE - 13.2%

Asurion, LLC
Second Lien Term Loan B4, (1M SOFR + 5.25%, 0.00% Floor), 10.71%, 01/20/29 (c)	2,885,398	2,670,118
Evoriel (France)
First Lien Delayed Draw Term Loan, (0.25% PIK), (3M EURIBOR + 5.25%, 0.00% Floor), 9.12%, 04/02/31 (c)(d)(e)(f)	€13,048	13,694
First Lien Term Loan, (0.25% PIK), (3M EURIBOR + 5.25%, 0.00% Floor), 9.12%, 04/02/31 (c)(d)(e)(f)	€1,141,669	1,198,218
Higginbotham Insurance Agency, Inc.
First Lien First AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.94%, 11/24/28 (c)(d)	$248,288	248,288
First Lien Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.94%, 11/24/28 (c)(d)	851,565	851,566
First Lien Third AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.94%, 11/24/28 (c)(d)	882,964	882,964
Howden Group Holdings Ltd (United Kingdom)
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 8.84%, 02/15/31 (c)(e)	4,738,125	4,754,306

	Principal Amount	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Insight XI Aggregator, L.P. (Cayman Islands)
First Lien Term Loan, (4.35% PIK), (1M SOFR + 3.85%, 0.00% Floor), 9.19%, 08/28/24 (c)(d)(e)(f)	$1,549,057	1,549,057
First Lien Term Loan Add-on, (4.35% PIK), (1M SOFR + 3.85%, 0.00% Floor), 9.19%, 08/28/24 (c)(d)(e) (f)	19,246	19,246
Mercury Borrower, Inc.
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 8.96%, 08/02/28 (c)	1,984,314	1,988,283
Redfin Corporation
First Lien Delayed Draw Term Loan, (SOFR + 5.75%, 1.50% Floor), 7.25%, 10/20/28 (c)(d)	1,745,625	1,706,348
First Lien Term Loan, (6M SOFR + 5.75%, 1.50% Floor), 11.05%, 10/20/28 (c)(d)	1,736,875	1,697,795
SG Acquisition, Inc.
First Lien Term Loan, (3M SOFR + 5.00%, 0.75% Floor), 10.32%, 04/03/30 (c)(d)	4,823,879	4,775,640
Stretto, Inc.
First Lien Term Loan, (1M SOFR + 6.00%, 1.00% Floor), 11.33%, 10/13/28 (c)(d)	5,925,000	5,895,375

		28,250,898

BEVERAGE, FOOD & TOBACCO - 1.0%

Ultimate Baked Goods Midco LLC
First Lien Revolving Term Loan, (1M SOFR + 6.25%, 1.00% Floor), 11.69%, 08/13/27 (c)(d)	46,622	46,603
First Lien Term Loan L, (1M SOFR + 6.25%, 1.00% Floor), 11.69%, 08/13/27 (c)(d)	2,000,068	2,000,068

		2,046,671

CAPITAL EQUIPMENT - 4.5%

Cube Industrials Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.33%, 10/18/30 (c)(d)	3,577,241	3,568,298
Husky Technologies Limited (Canada)
First Lien Term Loan B, (6M SOFR + 5.00%, 0.00% Floor), 10.33%, 02/15/29 (c)(e)	3,675,343	3,688,372
JPW Industries Holding Corporation
First Lien Term Loan, (3M SOFR + 5.88%, 2.00% Floor), 11.20%, 11/22/28 (c)(d)	2,487,500	2,437,750

		9,694,420

See accompanying Notes to Consolidated Financial Statements. | 13

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

CHEMICALS, PLASTICS, & RUBBER - 3.7%

LSF11 A5 Holdco LLC
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 8.96%, 10/15/28 (c)	$5,877,290	5,873,617
Luxembourg Investment Company 437 SARL (Luxembourg)
First Lien Term Loan, (2.00% PIK), (SOFR + 10.00%, 1.00% Floor), 0.00%, 04/30/24 (c)(d)(f)(g)(j)	815,421	191,624
First Lien Term Loan B, (SOFR + 7.00%, 0.50% Floor), 0.00%, 01/03/29 (c)(d)(e)(g)(j)	4,719,027	—
Olympus Water US Holding Corporation
First Lien Term Loan B5, (3M SOFR + 3.50%, 0.50% Floor), 8.85%, 06/20/31 (c)	1,757,007	1,762,498

		7,827,739

CONSTRUCTION & BUILDING - 0.9%

Foundation Building Materials, Inc.
First Lien Term Loan B2, (3M SOFR + 4.00%, 0.00% Floor), 9.33%, 01/29/31 (c)	1,995,000	1,989,464

CONSUMER GOODS: DURABLE - 0.6%

Poly-Wood, LLC
First Lien Term Loan, (3M SOFR + 5.75%, 1.00% Floor), 11.08%, 03/20/30 (c)(d)	725,455	709,132
Varsity Brands Holding Co., Inc.
First Lien Term Loan, (1M SOFR + 5.00%, 1.00% Floor), 10.46%, 12/15/26 (c)	596,120	602,975

		1,312,107

CONSUMER GOODS: NON-DURABLE - 4.3%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan B1, (1M SOFR + 2.75%, 0.00% Floor), 8.09%, 12/21/28 (c)	1,496,271	1,499,496
Iconix Brand Group
First Lien Term Loan 7yr, (3M SOFR + 6.00%, 1.00% Floor), 11.48%, 08/22/29 (c)(d)	1,765,385	1,747,731
First Lien Incremental Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.48%, 08/22/29 (c)(d)	439,306	434,913
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.48%, 08/22/29 (c)(d)	810,598	802,492
KDC/ONE Development Corporation, Inc. (Canada)
First Lien Term Loan B, (1M SOFR + 4.50%, 0.00% Floor), 9.84%, 08/15/28 (c)(e)	2,820,527	2,831,697

	Principal Amount	Value ($)

CONSUMER GOODS: NON-DURABLE (continued)

Protein For Pets Opco, LLC
First Lien Term Loan, (1M SOFR + 5.25%, 1.00% Floor), 10.59%, 09/20/30 (c)(d)	$905,660	892,075

The Men’s Wearhouse, LLC
First Lien Term Loan, (3M SOFR + 6.50%, 0.00% Floor), 11.84%, 02/26/29 (c)	958,480	956,884

		9,165,288

CONTAINERS, PACKAGING & GLASS - 3.1%

Anchor Glass Container Corporation
First Lien Term Loan, (3.75% PIK), (3M SOFR + 5.00%, 1.00% Floor), 10.59%, 12/07/25 (c)(f)	5,641,052	4,559,860
Trident TPI Holdings, Inc.
First Lien Term Loan B6, (1M SOFR + 4.00%, 0.50% Floor), 9.34%, 09/15/28 (c)	1,975,000	1,980,352

		6,540,212

ENVIRONMENTAL INDUSTRIES - 1.3%

Heritage Environmental Services, Inc.
First Lien Term Loan, (3M SOFR + 5.50%, 0.75% Floor), 10.83%, 01/31/31 (c)(d)	879,121	876,923
LTR Intermediate Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 1.00% Floor), 9.96%, 05/05/28 (c)	1,875,050	1,848,097

		2,725,020

HEALTHCARE & PHARMACEUTICALS - 24.2%

Advarra Holdings, Inc.
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.59%, 08/24/29 (c)(d)	6,323,551	6,323,551
Allied Benefit Systems Intermediate LLC
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.59%, 10/31/30 (c)(d)	2,529,742	2,529,742
Athenahealth, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.50% Floor), 8.59%, 02/15/29 (c)	3,991,437	3,983,334
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (1M SOFR + 6.62%, 0.75% Floor), 12.08%, 09/20/27 (c)	3,324,791	3,313,370
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 10.69%, 02/01/27 (b)(c)	3,748,515	3,430,472

14 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Gainwell Acquisition Corporation
First Lien Term Loan B, (3M SOFR + 4.00%, 0.75% Floor), 9.43%, 10/01/27 (c)	$8,432,801	8,186,817
Gateway US Holdings, Inc.
First Lien Delayed Draw Term Loan, (3M SOFR + 5.50%, 0.75% Floor), 10.98%, 09/22/26 (c)(d)	144,770	144,770
First Lien Eighth AMD Delayed Draw, (3M SOFR + 5.50%, 0.75% Floor), 10.98%, 09/22/26 (c)(d)	637,483	637,483
First Lien Term Loan, (3M SOFR + 5.50%, 0.75% Floor), 10.98%, 09/22/26 (c)(d)	2,774,890	2,774,890
Inovalon Holdings, Inc.
First Lien Delayed Draw Term Loan, (2.75% PIK), (3M SOFR + 6.25%, 0.75% Floor), 11.84%, 11/24/28 (c)(d)(f)	503,119	498,087
First Lien Term Loan, (2.75% PIK), (3M SOFR + 6.25%, 0.75% Floor), 11.84%, 11/24/28 (c)(d)(f)	6,609,914	6,494,241
Second Lien Term Loan, (16.07% PIK), (3M SOFR + 10.50%, 0.75% Floor), 16.09%, 11/25/33 (c)(d)(f)	141,307	134,242
Medical Solutions Holdings, Inc.
First Lien Term Loan, (1M SOFR + 3.25%, 0.50% Floor), 8.69%, 11/01/28 (c)	2,594,941	1,978,175
OMH-Healthedge Holdings, Inc.
First Lien Term Loan, (6M SOFR + 6.00%, 1.00% Floor), 11.23%, 10/08/29 (c)(d)	4,500,000	4,477,500
Tivity Health, Inc.
First Lien Term Loan, (1M SOFR + 6.00%, 0.75% Floor), 11.34%, 06/28/29 (c)(d)	4,912,500	4,887,938
Zest Acquisition Corp.
First Lien Term Loan, (3M SOFR + 5.50%, 0.00% Floor), 10.83%, 02/08/28 (c)	1,970,000	1,987,237

		51,781,849

HIGH TECH INDUSTRIES - 18.5%

Anaplan, Inc.
First Lien Term Loan, (3M SOFR + 5.75%, 0.75% Floor), 11.08%, 06/21/29 (c)(d)	5,650,529	5,650,529
Avalara, Inc.
First Lien Term Loan, (3M SOFR + 7.25%, 0.75% Floor), 12.58%, 10/19/28 (c)(d)	4,545,455	4,579,545

	Principal Amount	Value ($)

HIGH TECH INDUSTRIES (continued)

Crewline Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.75%, 1.00% Floor), 12.08%, 11/08/30 (c)(d)	$1,811,321	1,811,321
DCert Buyer, Inc.
First Lien Term Loan, (1M SOFR + 4.00%, 0.00% Floor), 9.34%, 10/16/26 (c)	4,091,422	3,996,808
Second Lien Term Loan, (1M SOFR + 7.00%, 0.00% Floor), 12.34%, 02/19/29 (c)	3,933,068	3,529,928
Electronics for Imaging, Inc.
First Lien Term Loan, (3M SOFR + 5.00%, 0.00% Floor), 10.43%, 07/23/26 (c)	1,636,666	1,392,320
Evergreen IX Borrower 2023, LLC
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 11.33%, 09/30/30 (c)(d)	3,584,472	3,584,472
Imprivata, Inc.
First Lien Term Loan, (3M SOFR + 3.50%, 0.50% Floor), 8.83%, 12/01/27 (c)	487,443	490,446
Second Lien Term Loan, (3M SOFR + 6.25%, 0.50% Floor), 11.58%, 12/01/28 (c)	2,205,882	2,117,647
IQN Holding Corp.
First Lien Revolving Term Loan, (3M SOFR + 5.25%, 0.75% Floor), 10.60%, 05/02/28 (c)(d)	37,433	37,433
First Lien Term Loan, (3M SOFR + 5.25%, 0.75% Floor), 10.60%, 05/02/29 (c)(d)	4,027,956	4,027,956
Riverbed Technology, Inc.
First Lien Term Loan, (2.00% PIK), (3M SOFR + 4.50%, 1.00% Floor), 9.83%, 07/01/28 (c)(f)	307,793	189,626
UKG, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.00% Floor), 8.55%, 02/10/31 (c)	2,305,815	2,317,148
Virtusa Corporation
First Lien Term Loan B2, (1M SOFR + 3.25%, 0.75% Floor), 8.59%, 02/15/29 (c)	2,715,165	2,725,768
Zendesk, Inc.
First Lien Term Loan, (3.25% PIK), (3M SOFR + 6.25%, 0.75% Floor), 11.60%, 11/22/28 (c)(d)(f)	3,033,537	3,033,537

		39,484,484

See accompanying Notes to Consolidated Financial Statements. | 15

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 7.7%

Accelerate360 Holdings, LLC
First Lien Revolving Term Loan, (3M SOFR + 5.50%, 0.00% Floor), 11.09%, 02/04/27 (c)(d)	$1,445,201	1,445,201
First Lien Term Loan, (3M SOFR + 5.50%, 0.00% Floor), 11.10%, 02/04/27 (c)(d)	3,607,603	3,607,603
Houghton Mifflin Harcourt Company
First Lien Term Loan B, (3M SOFR + 5.25%, 0.50% Floor), 10.70%, 04/09/29 (c)	3,271,666	3,121,742
McGraw-Hill Education, Inc.
First Lien Term Loan, (3M SOFR + 4.75%, 0.50% Floor), 10.20%, 07/28/28 (c)	5,225,862	5,241,461
R. R. Donnelley & Sons Company
First Lien Term Loan B, (1M SOFR + 5.00%, 0.75% Floor), 10.44%, 03/27/26 (c)(d)	3,079,585	3,079,585

		16,495,592

MEDIA: BROADCASTING & SUBSCRIPTION - 1.5%

Anuvu Holdings 2, LLC
First Lien Term Loan, (6.00% PIK), (3M SOFR + 8.00%, 1.00% Floor), 13.44%, 03/24/25 (c)(d)(f)	2,346,207	2,047,066
First Lien Term Loan, (13.69% PIK), (3M SOFR + 8.25%, 1.00% Floor), 13.69%, 03/23/26 (c)(d)(f)	2,168,378	1,154,661

		3,201,727

RETAIL - 2.0%

PetSmart, Inc.
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 9.19%, 02/11/28 (c)	4,340,060	4,332,812

SERVICES: BUSINESS - 8.4%

Advantage Sales & Marketing Inc.
First Lien Term Loan, (3M SOFR + 4.25%, 0.75% Floor), 9.82%, 10/28/27 (c)	1,348,226	1,316,631
BDO USA, P.A.
First Lien Term Loan, (1M SOFR + 6.00%, 2.00% Floor), 11.34%, 08/31/28 (c)(d)	3,970,000	3,931,888
Carestream Health, Inc.
First Lien Term Loan, (3M SOFR + 7.50%, 1.00% Floor), 12.93%, 09/30/27 (c)	53,861	48,250
Coretrust Purchasing Group LLC
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.59%, 10/01/29 (c)(d)	2,700,000	2,673,000

	Principal Amount	Value ($)

SERVICES: BUSINESS (continued)

eResearchTechnology, Inc.
First Lien Term Loan B, (1M SOFR + 4.00%, 1.00% Floor), 9.34%, 02/04/27 (c)	$2,980,108	2,998,197
Solera, LLC
First Lien Term Loan B, (3M SOFR + 4.00%, 0.50% Floor), 9.59%, 06/02/28 (c)	2,788,479	2,790,696
Second Lien Term Loan, (3M SOFR + 9.00%, 1.00% Floor), 14.45%, 06/04/29 (c)	2,716,678	2,691,209
Wellsky
First Lien Term Loan, (1M SOFR + 3.50%, 0.00% Floor), 8.96%, 03/10/28 (c)	1,496,250	1,501,629

		17,951,500

SERVICES: CONSUMER - 4.2%

Excelligence Learning Corporation
First Lien Revolving Term Loan, (Prime + 4.75%, 1.00% Floor), 13.25%, 01/18/30 (c)(d)	67,533	66,182
First Lien Term Loan, (3M SOFR + 5.75%, 1.00% Floor), 11.08%, 01/18/30 (c)(d)	3,443,425	3,374,556
Mavis Tire Express Services Corporation
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.09%, 05/04/28 (c)	5,544,220	5,563,458

		9,004,196

TELECOMMUNICATIONS - 3.9%

CommScope, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.00% Floor), 8.71%, 04/06/26 (c)	2,959,259	2,618,944
MLN US Holdco LLC
First Lien Second Out Term Loan, (3M SOFR + 6.70%, 1.00% Floor), 12.13%, 10/18/27 (c)(d)	2,284,497	1,245,051
First Lien Term Loan, (3M SOFR + 6.44%, 1.00% Floor), 11.87%, 10/18/27 (c)(d)	382,882	349,380
U.S. TelePacific Corp.
First Lien Term Loan, (6.25% PIK), (3M SOFR + 7.25%, 1.00% Floor), 12.75%, 05/02/26 (c)(f)	3,382,012	1,363,226
Third Lien Term Loan, 0.00%, 05/02/27 (c)(d)(j)	319,086	—
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.00%, 0.50% Floor), 9.33%, 03/22/29 (c)(e)	2,732,761	2,734,045

		8,310,646

16 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Senior Loans (a) (continued)

TRANSPORTATION: CARGO - 0.9%

Channelside AcquisitionCo, Inc.
First Lien Incremental Term Loan, (1M SOFR + 4.75%, 0.75% Floor), 10.09%, 06/30/28 (c)(d)	$1,780,081	1,775,631
First Lien Revolving Term Loan, (3M SOFR + 4.75%, 0.75% Floor), 10.07%, 07/01/26 (c)(d)	44,444	44,333

		1,819,964

Total Senior Loans (Cost $240,753,468)		230,822,594

Corporate Notes and Bonds - 23.8%

AEROSPACE & DEFENSE - 1.0%

Transdigm, Inc. 7.13%, 12/01/31 (h)(i)	2,000,000	2,063,750

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.6%

Alliant Holdings Intermediate, LLC
5.88%, 11/01/29 (h)(i)	3,400,000	3,179,000
KCF Puerto Rico, LLC (Puerto Rico)
0.00%, 06/28/28 (d)(e)(j)(o)	814,642	295,208

		3,474,208

CHEMICALS, PLASTICS, & RUBBER - 0.9%

W.R. Grace Holdings, LLC 4.88%, 06/15/27 (h)(i)	2,000,000	1,929,540

CONSUMER GOODS: DURABLE - 1.6%

Varsity Brands Holding Co., Inc.
(3M SOFR + 6.50%, 1.00% Floor), 11.82%, 12/15/26 (d)(i)	3,500,000	3,508,750

ENERGY: OIL & GAS - 2.1%

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26 (h)(i)	1,433,000	1,435,872
Venture Global LNG, Inc. 8.13%, 06/01/28 (h)(i)	3,000,000	3,097,075

		4,532,947

FOREST PRODUCTS & PAPER - 0.7%

Spa US Holdco, Inc. (Finland) 4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,406,250

HEALTHCARE & PHARMACEUTICALS - 1.5%

Bausch Health Companies, Inc. 5.50%, 11/01/25 (h)(i)	500,000	466,875
CHS/Community Health Systems, Inc. 5.63%, 03/15/27 (h)(i)	3,000,000	2,795,595

		3,262,470

	Principal Amount	Value ($)

HIGH TECH INDUSTRIES - 3.1%

Austin BidCo Inc. 7.13%, 12/15/28 (h)(i)	$2,000,000	1,862,400
Wolfspeed, Inc. 9.88%, 06/23/30 (d)(h)(i)	5,000,000	4,863,500

		6,725,900

HOTEL, GAMING & LEISURE - 2.1%

CDI Escrow Issuer, Inc. 5.75%, 04/01/30 (h)(i)	2,000,000	1,944,643
6.75%, 05/01/31 (h)(i)	2,500,000	2,521,518

		4,466,161

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.9%

Outfront Media Capital, LLC 5.00%, 08/15/27 (h)(i)	2,000,000	1,936,631

METALS & MINING - 0.0%

ERP Iron Ore, LLC
SOFR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	86,775	—
Magnetation, LLC / Mag Finance Corp. 0.00%, 05/15/18 (d)(g)(h)(i)(j)	2,937,000	—

		—

RETAIL - 2.9%

EG Group Limited (United Kingdom)
(3.75% PIK), (D SOFR + 7.50%, 0.00% Floor), 12.90%, 11/30/28 (d)(e)(f)(i)	3,083,892	3,176,409
12.00%, 11/30/28 (e)(h)(i)	976,000	1,037,254
PetSmart, Inc. 7.75%, 02/15/29 (h)(i)	2,000,000	1,950,445

		6,164,108

SERVICES: BUSINESS - 2.0%

Advantage Sales & Marketing Inc. 6.50%, 11/15/28 (h)(i)	2,683,000	2,432,180
Allied Universal Holdco LLC 4.63%, 06/01/28 (h)(i)	2,000,000	1,822,500

		4,254,680

SERVICES: CONSUMER - 1.1%

Mavis Tire Express Services Corporation 6.50%, 05/15/29 (h)(i)	2,405,000	2,239,055

TELECOMMUNICATIONS - 1.0%

Frontier Communications Holdings, LLC 8.63%, 03/15/31 (h)(i)	2,000,000	2,063,750

See accompanying Notes to Consolidated Financial Statements. | 17

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

	Principal Amount	Value ($)

Corporate Notes and Bonds (continued)

TRANSPORTATION: CARGO - 1.3%

Genesee & Wyoming Inc. 6.25%, 04/15/32 (h)(i)	$2,717,000	2,711,905

Total Corporate Notes and Bonds (Cost $50,782,526)		50,740,105

Structured Products - 10.7% (m)

Basswood Park CLO Ltd (Cayman Islands) 2021-1, Class E 11.74%, 04/20/34 (e)(i)(n)	2,000,000	2,010,486
Churchill Middle Market CLO, Ltd. (Cayman Islands) 2021-1A E, Class E 13.74%, 10/24/33 (e)(i)(n)	4,000,000	4,002,144
Fortress Credit BSL CLO, Ltd. (Cayman Islands) 2021-3 Class E 12.65%, 07/20/34 (e)(i)(n)	3,000,000	3,000,654
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands) 2018-11A, Class E 12.74%, 04/15/31 (e)(i)(n)	4,000,000	4,019,588
Golub Capital Partners CLO, Ltd. (Cayman Islands) 2021-55A, Class E 12.15%, 07/20/34 (e)(i)(n)	2,000,000	2,016,068
KKR Financial CLO, Ltd. (Cayman Islands) 2017, Class ER 12.98%, 04/15/34 (e)(i)(n)	2,750,000	2,767,479
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands) 2016-1A, Class ER 13.56%, 10/20/30 (e)(i)(n)	5,000,000	5,001,880

Total Structured Products (Cost $22,425,325)		22,818,299

	Quantity	Value $

Common Stocks - 0.2%

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)(j)(o)	7,743	5,151

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)(o)	3,133	38,540

MEDIA: BROADCASTING & SUBSCRIPTION - 0.0%

Anuvu Corp. (d)(j)(o)	102,608	—

SERVICES: BUSINESS - 0.2%

Carestream Health, Inc. (d)(j)(o)	55,323	453,649

Total Common Stocks (Cost $3,197,792)		497,340

Preferred Stock - 0.1%

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK) (d)(f)(o)	4,761	236,717

Total Preferred Stock (Cost $170,424)		236,717

Partnership Interests - 0.0%

HIGH TECH INDUSTRIES - 0.0%
Vector Capitano Holdings, LP Class B-1 (Cayman Islands) (d)(e)(j)(o)	8,085	—
Vector Capitano Holdings, LP Class B-2 (Cayman Islands) (d)(e)(j)(o)	6,295	—

Total Partnership Interests (Cost $0)		—

Total Investments - 142.8% (Cost of $317,329,535)		305,115,055
Other Assets & Liabilities, Net - 13.8%		29,480,069
Loan Outstanding - (56.2)% (k)(l)		(120,965,991)

Net Assets (Applicable to Common Shares) - 100.0%		213,629,133

18 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
June 30, 2024 (unaudited)

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2024. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are the Secured Overnight Financing Rate (“SOFR”), the Euro Interbank Offered Rate (“EURIBOR”), or the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end EURIBOR/SOFR/Prime rate. As of June 30, 2024, the 1, 3 and 6 month EURIBOR rates were 3.63%, 3.71%, and 3.68%, respectively, the Daily SOFR (“D SOFR”), 1, 3 and 6 month SOFR rates were 5.33%, 5.34%, 5.32%, and 5.25%, respectively, and the Prime lending rate was 8.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of EURIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2024, these securities amounted to $73,263,196, or 34.29% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $34,009.
(m)
Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss, deferral or non-payment
of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2024.
(o)	Securities may be deemed to be “restricted securities” under the Securities Act of 1933. As of June 30, 2024, the restricted securities were as follows:

Issuer	Investment Type	Acquisition Date	Cost	Value	Value as Percentage of Net Assets Applicable to Common Shares
Acosta, Inc.	Common Stock	12/31/2019	$27,644	$38,540	0.02%
Acosta, Inc.	Preferred Stock	12/31/2019	170,424	236,717	0.11%
Anuvu Corp.	Common Stock	3/23/2021	2,180,420	—	0.00%
Carestream Health, Inc.	Common Stock	9/30/2022	989,728	453,649	0.21%
KCF Puerto Rico, LLC	Corporate Note	12/28/2021	—	295,208	0.14%
RDV Resources, Inc.	Common Stock	3/30/2020	—	5,151	0.00%
Vector Capitano Holdings, LP	Partnership Interest- Class B-1	7/3/2023	—	—	0.00%
Vector Capitano Holdings, LP	Partnership Interest- Class B-2	7/3/2023	—	—	0.00%

			$3,368,216	$1,029,265	0.48%

Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation
Mizuho Capital Markets, LLC	9/18/2024	USD	$1,250,746	EUR	$1,233,735	$17,011

						$17,011

See accompanying Notes to Consolidated Financial Statements. | 19

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Assets and Liabilities
June 30, 2024 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $339,059,590 and $317,329,535, respectively)	$323,250,577	$305,115,055
Cash and cash equivalents	34,998,842	23,495,597
Interest receivable	1,815,042	2,503,260
Receivable for investment securities sold	3,275,925	4,239,239
Net unrealized appreciation on unfunded commitments (Note 10)	93,446	88,500
Net unrealized appreciation on forward foreign currency contracts (Note 3)	17,011	17,011
Receivable from affiliate	208,639	271,415
Prepaid expenses	300,551	300,663

Total assets	$363,960,033	$336,030,740

Liabilities:

Borrowings under credit facility (principal $130,000,000 and $121,000,000, respectively, less unamortized deferred financing costs of $22,617 and $34,009, respectively) (Note 9)	$129,977,383	$120,965,991
Payable for investment securities purchased	996,360	427,975
Interest payable	617,089	572,094
Investment advisory fee payable	297,718	275,105
Other payables and accrued expenses due to affiliates	93,789	78,711
Other payables and accrued expenses	61,385	81,731

Total liabilities	$132,043,724	$122,401,607

Commitments and Contingencies (Note 10)

Net Assets (Applicable to Common Shareholders)	$231,916,309	$213,629,133

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,575 and 14,467,739 issued and outstanding, respectively) (Note 7)	$295,425,527	$275,419,357
Total accumulated loss	(63,509,218)	(61,790,224)

Net Assets (Applicable to Common Shareholders)	$231,916,309	$213,629,133

Number of Common Shares Outstanding	15,573,575	14,467,739
Net Asset Value, per Common Share	$14.89	$14.77

20 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Operations
For the Six Months Ended June 30, 2024 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$19,452,009	$18,276,912

Total investment income	19,452,009	18,276,912

Expenses:

Investment advisory fee (Note 4)	1,811,533	1,669,228
Interest and commitment fee expense (Note 9)	4,163,305	3,865,673
Professional fees	23,093	22,979
Legal fees	173,027	164,667
Administrative services of the Adviser (Note 4)	393,137	406,383
Fund administration and accounting services (Note 4)	131,499	125,356
Insurance expense	156,889	156,889
Board of Directors fees (Note 4)	71,911	71,911
Amortization of deferred financing costs (Note 9)	76,852	92,645
Other operating expenses	125,348	123,096

Total expenses	7,126,594	6,698,827
Less: Expense waiver (Note 4)	(88,639)	(147,153)

Net expenses	7,037,955	6,551,674

Net Investment Income	12,414,054	11,725,238

Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Currency Contracts and Translations of Assets and Liabilities Denominated in Foreign Currencies

Net realized gain/(loss) on investments	(406,660)	248,883
Net realized gain on forward foreign currency contracts	3,420	3,420
Net realized loss on foreign currency translation	(4,262)	(4,262)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments (Note 10)	(1,239,535)	114,664
Net change in unrealized appreciation on forward foreign currency contracts	17,011	17,011
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(6,549)	(6,549)

Net realized and unrealized gain/(loss) on investments, Forward Foreign Currency Contracts and Translations of Assets and Liabilities Denominated in Foreign Currencies	(1,636,575)	373,167

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$10,777,479	$12,098,405

See accompanying Notes to Consolidated Financial Statements. | 21

Apollo Senior Floating Rate Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (unaudited)	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$12,414,054	$24,886,438
Net realized loss	(407,502)	(5,852,913)
Net change in unrealized appreciation/(depreciation)	(1,229,073)	16,929,680

Net increase in net assets from operations	10,777,479	35,963,205

Distributions to Common Shareholders
Total distributions to common shareholders	(12,941,642)	(22,908,728)

Total increase/(decrease) in net assets	$(2,164,163)	$13,054,477

Net Assets Applicable to Common Shares

Beginning of period	234,080,472	221,025,995

End of period	$231,916,309	$234,080,472

22 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (unaudited)	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$11,725,238	$23,417,692
Net realized gain/(loss)	248,041	(8,083,932)
Net change in unrealized appreciation	125,126	19,323,597

Net increase in net assets from operations	12,098,405	34,657,357

Distributions to Common Shareholders
Total distributions to common shareholders	(12,094,041)	(21,421,221)

Capital Transactions from Common Shares
Value of common shares issued as reinvestment of dividends	55,090	—

Total increase in net assets	$59,454	$13,236,136

Net Assets Applicable to Common Shares

Beginning of period	213,569,679	200,333,543

End of period	$213,629,133	$213,569,679

See accompanying Notes to Consolidated Financial Statements. | 23

Apollo Senior Floating Rate Fund Inc.
Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2024 (
unaudited)

Cash Flows from Operating Activities:

Net increase in net assets from operations	$10,777,479

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	406, 660
Net realized gain on forward foreign currency contracts	(3,420)
Net realized loss on foreign currency translation	4,262
Net change in unrealized depreciation on investments and unfunded commitments	1,239,535
Net change in unrealized appreciation on forward foreign currency contracts	(17,011)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	6,549
Net amortization/(accretion) of premium/(discount)	(919,569)
Purchase of investment securities	(69,664,621)
Proceeds from disposition of investment securities and principal paydowns	74,584,316
Payment-in-kind interest	(494,985)
Amortization of deferred financing costs	76,852
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	153,441
Decrease in receivable from affiliate	12,580
Increase in prepaid expenses	(100,933)
Increase in interest payable	525,267
Decrease in investment advisory fee payable	(11,617)
Decrease in other payables and accrued expenses due to affiliates	(244,469)
Decrease in other payables and accrued expenses	(334,248)

Net cash flows provided by operating activities	15,996,068

Cash Flows from Financing Activities:
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(12,941,642)

Net cash flows used in financing activities	(12,941,642)

Net Increase in Cash, Foreign Currency and Cash Equivalents	3,054,426
Effect of foreign currency exchange rates	(4,296)

Net Change in Cash, Foreign Currency and Cash Equivalents	3,050,130

Cash and cash equivalents, beginning of period	31,948,712

Cash, foreign cash and cash equivalents, end of period	$34,998,842

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$3,638,038

24 | See acc
ompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2024 (
unaudited)

Cash Flows from Operating Activities:

Net increase in net assets from operations	$12,098,405

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized gain on investments	(248,883)
Net realized gain on forward foreign currency contracts	(3,420)
Net realized loss on foreign currency translation	4,262
Net change in unrealized appreciation on investments and unfunded commitments	(114,664)
Net change in unrealized appreciation on forward foreign currency contracts	(17,011)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	6,549
Net amortization/(accretion) of premium/(discount)	(945,495)
Purchase of investment securities	(57,655,181)
Proceeds from disposition of investment securities and principal paydowns	67,067,802
Payment-in-kind interest	(639,052)
Amortization of deferred financing costs	92,645
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	207,822
Decrease in receivable from affiliate	112,172
Increase in prepaid expenses	(102,767)
Increase in interest payable	486,964
Decrease in investment advisory fee payable	(8,833)
Decrease in other payables and accrued expenses due to affiliates	(264,147)
Decrease in other payables and accrued expenses	(280,408)

Net cash flows provided by operating activities	19,796,760

Cash Flows from Financing Activities:
Deferred financing cost paid	(74,839)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(12,038,951)

Net cash flows used in financing activities	(12,113,790)

Net Increase in Cash, Foreign Currency and Cash Equivalents	7,682,970
Effect of foreign currency exchange rates	(4,296)

Net Change in Cash, Foreign Currency and Cash Equivalents	7,678,674

Cash and cash equivalents, beginning of period	15,816,923

Cash, foreign currency and cash equivalents, end of period	$23,495,597

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$3,378,709

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$55,090

See
accompanying Notes to Consolidated Financial Statements. | 25

Apollo Senior Floating Rate Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2024 (unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (e)	For the Year Ended December 31, 2020 (e)	For the Year Ended December 31, 2019 (e)
Net Asset Value, Beginning of Period	$15.03		$14.19	$16.45	$16.15	$16.94	$16.34

Income from Investment Operations:
Net investment income (a)	0.80		1.60	1.09	0.86	0.98	1.21
Net realized and unrealized gain/(loss)	(0.11)		0.71	(2.26)	0.41	(0.75)	0.59

Total from investment operations	0.69		2.31	(1.17)	1.27	0.23	1.80

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.83)		(1.47)	(1.09)	(0.90)	(1.02)	(1.20)
Return of capital	—		—	—	(0.07)	—	—

Total distributions paid to Common Shareholders	(0.83)		(1.47)	(1.09)	(0.97)	(1.02)	(1.20)

Net Asset Value, End of Period	$14.89		$15.03	$14.19	$16.45	$16.15	$16.94
Market Value, End of Period	$14.54		$13.25	$12.34	$16.11	$14.40	$15.14
Total return based on net asset value (b)	4.95	% (c)	18.49%	(6.46)%	8.38%	2.99%	12.35%
Total return based on market value (b)	16.26	% (c)	20.12%	(16.94)%	19.04%	2.75%	14.02%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding expense waivers	3.05	% (c)	6.06%	3.87%	2.91%	3.12%	4.01%
Ratio of expenses to average net assets including expense waivers	3.01	% (c)	5.99%	3.87%	2.89%	3.12%	4.01%
Ratio of net investment income to average net assets	5.31	% (c)	10.82%	7.20%	5.22%	6.37%	7.23%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding expense waivers	1.24	% (c)	2.54%	2.38%	2.39%	2.24%	2.21%
Ratio of expenses to average net assets including expense waivers	1.20	% (c)	2.48%	2.38%	2.36%	2.24%	2.21%
Supplemental Data:
Portfolio turnover rate	18.8	% (c)	47.2%	75.2%	123.3%	93.6%	101.2%
Net assets at end of period (000’s)	$231,916		$234,080	$221,026	$256,201	$251,534	$263,807
Senior Securities:
Principal loan outstanding (in 000’s)	$130,000		$130,000	$130,000	$130,000	$121,000	$141,000
Asset coverage per $1,000 of loan outstanding (d)	$2,784		$2,801	$2,700	$2,971	$3,079	$2,871

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(e)	Presented on a non-consolidated basis. (Note 1)

26 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2018 (d)	For the Year Ended December 31, 2017 (d)	For the Year Ended December 31, 2016 (d)	For the Year Ended December 31, 2015 (d)	For the Year Ended December 31, 2014 (d)
Net Asset Value, Beginning of Period	$17.86	$18.07	$16.92	$18.30	$19.12

Income from Investment Operations:
Net investment income (a)	1.25	1.13	1.24	1.22	1.18
Net realized and unrealized gain/(loss)	(1.51)	(0.18)	1.15	(1.37)	(0.75)
Distributions from net investment income to Series A Preferred Shareholders	—	—	—	—	(0.02)

Total from investment operations	(0.26)	0.95	2.39	(0.15)	0.41

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Total distributions paid to Common Shareholders	(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Net Asset Value, End of Period	$16.34	$17.86	$18.07	$16.92	$18.30
Market Value, End of Period	$14.39	$16.22	$17.40	$15.15	$16.63
Total return based on net asset value (b)	(0.98)%	5.80%	15.33%	(0.52)%	2.63%
Total return based on market value (b)	(3.98)%	(0.22)%	24.03%	(1.98)%	(1.48)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding expense waivers	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of expenses to average net assets including expense waivers	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of net investment income to average net assets	7.10%	6.24%	7.11%	6.71%	6.22	% (e)
Ratio of net investment income to average net assets net of distribtutions to Series A Preferred Shareholders	—	—	—	—	6.13%
Ratio of Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding expense waivers	2.18%	2.16%	2.17%	2.18%	2.18%
Ratio of expenses to average net assets including expense waivers	2.18%	2.16%	2.17%	2.18%	2.18%
Supplemental Data:
Portfolio turnover rate	122.4%	102.2%	109.5%	66.1%	80.0%
Net assets at end of period (000’s)	$254,427	$278,070	$281,328	$263,438	$284,992
Senior Securities:
Principal loan outstanding (in 000’s)	$141,000	$141,000	$141,000	$149,269	$149,269
Asset coverage per $1,000 of loan outstanding (c)	$2,804	$2,972	$2,995	$2,765	$2,909

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis. (Note 1)
(e)	Net investment income does not reflect payment to preferred shareholders.

See accompanying Notes to Consolidated Financial Statements. | 27

Apollo Tactical Income Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2024 (unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (e)	For the Year Ended December 31, 2020 (e)	For the Year Ended December 31, 2019 (e)
Net Asset Value, Beginning of Period	$14.77		$13.85	$16.54	$16.27	$16.85	$16.07

Income from Investment Operations:
Net investment income (a)	0.81		1.62	1.19	0.94	1.02	1.25
Net realized and unrealized gain/(loss)	0.03		0.78	(2.70)	0.33	(0.54)	0.77

Total from investment operations	0.84		2.40	(1.51)	1.27	0.48	2.02

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.84)		(1.48)	(1.18)	(0.99)	(1.06)	(1.24)
Return of capital	—		—	—	(0.01)	—	—

Total distributions paid to Common Shareholders	(0.84)		(1.48)	(1.18)	(1.00)	(1.06)	(1.24)

Net Asset Value, End of Period	$14.77		$14.77	$13.85	$16.54	$16.27	$16.85
Market Value, End of Period	$14.64		$13.96	$12.12	$15.32	$14.48	$15.10
Total return based on net asset value (b)	5.88	% (c)	19.53%	(8.38)%	8.44%	4.71%	13.97%
Total return based on market value (b)	11.03	% (c)	29.10%	(13.44)%	12.86%	3.99%	19.20%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding expense waivers	3.13	% ( c )	6.31%	4.03%	3.01%	3.16%	4.03%
Ratio of expenses to average net assets including expense waivers	3.06	% ( c )	6.17%	4.00%	2.92%	3.16%	4.03%
Ratio of net investment income to average net assets	5.48	% ( c )	11.25%	7.96%	5.66%	6.72%	7.53%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding expense waivers	1.28	% ( c )	2.68%	2.45%	2.45%	2.29%	2.25%
Ratio of expenses to average net assets including expense waivers	1.21	% ( c )	2.53%	2.42%	2.36%	2.29%	2.25%
Supplemental Data:
Portfolio turnover rate	17.2	% (c)	48.4%	90.9%	137.5%	96.4%	112.3%
Net assets at end of period (000’s)	$213,629		$213,570	$200,334	$239,227	$235,278	$243,751
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000		$121,000	$121,000	$121,000	$110,000	$126,500
Asset coverage per $1,000 of loan outstanding (d)	$2,766		$2,765	$2,656	$2,977	$3,139	$2,927

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(e)	Presented on a non-consolidated basis. (Note 1)

28 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2018 (d)	For the Year Ended December 31, 2017 (d)	For the Year Ended December 31, 2016 (d)	For the Year Ended December 31, 2015 (d)	For the Year Ended December 31, 2014 (d)
Net Asset Value, Beginning of Period	$17.44	$17.18	$15.97	$18.21	$19.51

Income from Investment Operations:
Net investment income (a)	1.33	1.27	1.50	1.48	1.50
Net realized and unrealized gain/(loss)	(1.38)	0.28	1.23	(2.16)	(1.14)

Total from investment operations	(0.05)	1.55	2.73	(0.68)	0.36

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.32)	(1.29)	(1.52)	(1.55)	(1.50)
Net realized gain on investments	—	—	—	(0.01)	(0.16)

Total distributions paid to Common Shareholders	(1.32)	(1.29)	(1.52)	(1.56)	(1.66)

Net Asset Value, End of Period	$16.07	$17.44	$17.18	$15.97	$18.21
Market Value, End of Period	$13.77	$15.75	$15.43	$13.89	$15.96
Total return based on net asset value (b)	0.47%	9.87%	19.34%	(2.91)%	2.63%
Total return based on market value (b)	(4.67)%	10.47%	23.24%	(3.65)%	(2.51)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding expense waivers	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of expenses to average net assets including expense waivers	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of net investment income to average net assets	7.65%	7.27%	9.20%	8.22%	7.63%
Ratio of Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding expense waivers	2.25%	2.26%	2.33%	2.22%	2.15%
Ratio of expenses to average net assets including expense waivers	2.25%	2.26%	2.33%	2.22%	2.15%
Supplemental Data:
Portfolio turnover rate	130.9%	111.8%	111.6%	67.6%	78.7%
Net assets at end of period (000’s)	$232,432	$252,265	$248,424	$230,995	$263,428
Senior Securities:
Principal loan outstanding (in 000’s)	$126,500	$138,000	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding (c)	$2,837	$2,828	$2,800	$2,674	$2,909

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis. (Note 1)

See accompanying Notes to Consolidated Financial Statements. | 29

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements
June 30, 2024 (unaudited)

Note 1. Organization and Operation
Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“Apollo”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.
AFT and AIF each has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of AFT Lender LLC, AFT Opera SPV LLC, AFT Newark SPV LLC, AFT Ostrich SPV LLC and AFT Apollonia SPV LLC (together, the “AFT SPVs”), AIF Lender LLC, AIF Opera SPV LLC, AIF Newark SPV LLC, AIF Ostrich SPV LLC and AIF Apollonia SPV LLC (together, the “AIF SPVs”) (each a “Subsidiary”, or together, the “Subsidiaries”). AFT Lender LLC and AIF Lender LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on April 13, 2023. AFT Opera SPV LLC and AIF Opera SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on October 10, 2023, and ceased operations on February 7, 2024. AFT Newark SPV LLC and AIF Newark SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on November 6, 2023, and ceased operations on February 7, 2024. AFT Ostrich SPV LLC and AIF Ostrich SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on January 17, 2024, and ceased operations on March 22, 2024. AFT Apollonia LLC and AIF Apollonia LLC are limited liability companies formed in accordance with the laws of the State of Delaware which have yet to commence operations as of June 30, 2024. AFT and AIF is each a managing and sole member of the AFT SPVs and AIF SPVs, respectively, pursuant to limited liability company operating agreements. The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Funds.
Each of the Funds has entered into a separate definitive merger agreement pursuant to which the relevant Fund is contemplated to merge with and into MidCap Financial Investment Corporation (“MFIC”), a publicly traded business development company (“BDC”) managed by Apollo Investment Management, L.P. (“AIM”), an affiliate of Apollo. The Board of Directors of the Funds, (together, the “Board of Directors” or “Board”) including all of the independent directors thereof, in each case, on the recommendation of special committees comprised solely of certain independent directors of each Fund, have approved the merger agreements and the transactions contemplated thereby. In addition, each Fund has entered into an agreement with affiliates of Apollo pursuant to which (i) all merger-related expenses of the applicable Fund will be reimbursed by an affiliate of Apollo if the respective transaction closes, and (ii) a portion of the merger-related expenses of the applicable Fund will be reimbursed by an affiliate of Apollo if the respective transaction does not close.
On July 22, 2024, MFIC completed its previously announced acquisition of AFT. Pursuant to the AFT definitive merger agreement, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), was first merged with and into AFT, with AFT continuing as the surviving company (the “AFT First Merger”), and, following the effectiveness of the AFT First Merger, AFT was then merged with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”). In accordance with the terms of the AFT Merger Agreement, at the effective time of the AFT First Merger, each outstanding share of common stock, par value $0.001 per share, of AFT was converted into the right to receive 0.9547 shares of common stock, par value $0.001 per share, of MFIC. As a result, MFIC issued an aggregate of approximately 14,868,092 shares of its common stock to AFT’s former shareholders. In addition, at the closing of the AFT Mergers, MFIC repaid any amounts outstanding under AFT’s existing credit facility, subject to the conditions set forth in MFIC’s credit facility.
On July 22, 2024, MFIC completed its previously announced acquisition of AIF. Pursuant to the AIF definitive merger agreement, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), was first merged with and into AIF, with AIF continuing as the surviving company (the “AIF First Merger”), and,

30 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

following the effectiveness of the AIF First Merger, AIF was then merged with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”). In accordance with the terms of the AIF Merger Agreement, at the effective time of the AIF First Merger, each outstanding share of common stock, par value $0.001 per share, of AIF was converted into the right to receive 0.9441 shares of common stock, par value $0.001 per share, of MFIC. As a result, MFIC issued an aggregate of approximately 13,658,992 shares of its common stock to AIF’s former shareholders. In addition, at the closing of the AIF Mergers, MFIC repaid any amounts outstanding under AIF’s existing credit facility, subject to the conditions set forth in MFIC’s credit facility.
On July 12, 2024, MFIC announced AIM or its affiliates would make a special cash payment of $0.25 per share to the shareholders of AFT and AIF, which was paid on or around July 22, 2024 to shareholders of record as of July 22, 2024. In addition, on July 21, 2024, the MFIC board of directors declared a special distribution of $0.20 per share of common stock, which will be paid on August 15, 2024 to shareholders of record as of August 5, 2024. The specific tax characteristics of these amounts have not yet been determined, and no assurances can be given regarding the tax treatment to shareholders of the receipt of these amounts.
THE FOREGOING DESCRIPTIONS DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERGER AGREEMENTS AND OTHER ANCILLARY AGREEMENTS. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT FILED BY MFIC, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY MFIC AND/OR THE FUNDS WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MERGERS.
Investment Objective
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are the Secured Overnight Financing Rate (“SOFR”) and the Euro Interbank Offered Rate (“EURIBOR”); however, the synthetic London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the Board of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or

Semi-Annual Report | 31

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the Board with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Principles of Consolidation
The financial position and results of operations of the AFT SPVs and AIF SPVs are included in AFT and AIF’s consolidated financial statements and footnotes, respectively. All intercompany transactions and balances have been eliminated in consolidation.
Fund Valuation
Each Fund’s net asset value (“NAV”) per share will be determined daily, generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.
Security Valuation
The Funds’ Board of Directors has adopted procedures pursuant to which each Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, each Fund’s portfolio investments for which market quotations are readily available are valued at market value using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products and preferred stocks are priced based on valuations provided by an approved independent pricing service or broker, if available. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As permitted by Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser as each Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

32 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Fair Value Measurements
Each Fund’s valuation designee has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:
Level
 1
 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;
Level
 2
 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level
 3
 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the valuation designee’s own assumptions that market participants would use to price the asset or liability based on the best available information.
At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.
The valuation techniques used by the valuation designee to measure fair value at June 30, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the Fund’s investments categorized in the fair value hierarchy as of June 30, 2024 is as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at June 30, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$34,998,842	$34,998,842	$—	$—
Senior Loans	295,712,333	—	202,356,648	93,355,685
Corporate Notes and Bonds	26,271,968	—	13,430,800	12,841,168
Common Stocks	1,029,559	—	—	1,029,559
Preferred Stock	236,717	—	—	236,717
Partnership Interests	—	—	—	—
Unrealized appreciation on Unfunded Commitments	96,915	—	3,444	93,471

Total Assets	$358,346,334	$34,998,842	$215,790,892	$107,556,600

Liabilities:
Unrealized depreciation on Unfunded Commitments	(3,469)	—	—	(3,469)

Total Liabilities	(3,469)	—	—	(3,469)

	$358,342,865	$34,998,842	$215,790,892	$107,553,131

Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$17,011	$—	$17,011	$—

Total Other Financial Instruments	$17,011	$—	$17,011	$—

* Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contracts’ value.

Semi-Annual Report | 33

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2024:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stock	Partnership Interests	Unfunded Commitments

Total Fair Value, beginning of period	$105,335,155	$90,555,047	$13,665,463	$839,778	$230,144	$—	$44,723
Purchases, including capitalized PIK	26,378,195	26,294,303	83,892	—	—	—	—
Sales/Paydowns	(24,091,009)	(22,641,899)	(1,233,710)	(215,400)	—	—	—
Accretion/(amortization) of discounts/(premiums)	271,284	261,785	9,499	—	—	—	—
Net realized gain/(loss)	568,516	262,951	90,165	215,400	—	—	—
Change in net unrealized appreciation/(depreciation)	(909,010)	(1,376,502)	225,859	189,781	6,573	—	45,279
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Total Fair Value, end of period	$107,553,131	$93,355,685	$12,841,168	$1,029,559	$236,717	$—	$90,002

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2024 was $(1,345,201).
The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2024:

Apollo Senior Floating Rate Fund Inc.

Assets	Fair Value at June 30, 2024	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$80,502,177	Discounted Cash Flow (b)	Discount Rate (b)	8.13% - 19.82%	10.79%

	2,657,386	Discounted Cash Flow (b)	Discount Rate (b)	14.13% - 34.15%	28.16%
		Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	191,624	Recovery Analysis (c)	Estimated Proceeds (c)	$0 - $115.2mm	$99.3mm

	1,220,037	Recovery Analysis (c)	Estimated Proceeds (c)	$283.5mm - $337.3mm	$310.4mm
		Guideline Public Company (d)	TEV / Revenue (d)	0.75x - 0.85x	0.80x

	5,752,585	Transaction Approach (e)	Recent Trade (e)	N/A	N/A

	3,031,876	Transaction Approach (f)	Cost (f)	N/A	N/A

Corporate Notes and Bonds	12,521,359	Discounted Cash Flow (b)	Discount Rate (b)	11.04% - 12.16%	11.88%
	319,809	Discounted Cash Flow (b)	Discount Rate (b)	5.00%	5.00%
		Recovery Analysis (c)	Estimated Proceeds (c)	$33.7mm	$33.7mm

	—	Recovery Analysis (c)	Estimated Proceeds (c)	$—	$—

Common Stocks	18,794	Discounted Cash Flow (b)	Discount Rate (b)	5.33%	5.33%
		Recovery Analysis (c)	Estimated Proceeds (c)	$9.1mm	$9.1mm

	—	Recovery Analysis (c)	Estimated Proceeds (c)	$283.5mm - $337.3mm	$310.4mm
		Guideline Public Company (d)	TEV / Revenue (d)	0.75x - 0.85x	0.80x

	1,010,765	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	2.00x - 7.00x	3.15x

34 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Apollo Senior Floating Rate Fund Inc. (continued)

Assets	Fair Value at June 30, 2024	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Preferred Stock	236,717	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	7.00x	7.00x

Partnership Interests	—	Recovery Analysis (c)	Estimated Proceeds (c)	$—	$—

Unfunded Commitments	77,486	Discounted Cash Flow (b)	Discount Rate (b)	8.96% - 12.38%	11.46%
	8,554	Transaction Approach (e)	Recent Trade (e)	N/A	N/A

	3,962	Transaction Approach (f)	Cost (f)	N/A	N/A

Total Fair Value	$107,553,131

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)
The Fund utilized a recovery analysis approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)	The Fund utilized a recent transaction, specifically a recent trade price, to fair value this security.
(f)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(g)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Apollo Tactical Income Fund Inc.

	Total Fair Value at June 30, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$23,495,597	$23,495,597	$—	$—
Senior Loans	230,822,594	—	120,639,740	110,182,854
Corporate Notes and Bonds	50,740,105	—	38,896,238	11,843,867
Structured Products	22,818,299	—	22,818,299	—
Common Stocks	497,340	—	—	497,340
Preferred Stock	236,717	—	—	236,717
Partnership Interests	—	—	—	—
Unrealized appreciation on Unfunded Commitments	91,395	—	—	91,395

Total Assets	$328,702,047	$23,495,597	$182,354,277	$122,852,173

Liabilities:
Unrealized depreciation on Unfunded Commitments	(2,895)	—	—	(2,895)

Total Liabilities	(2,895)	—	—	(2,895)

	$328,699,152	$23,495,597	$182,354,277	$122,849,278

Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$17,011	$—	$17,011	$—

Total Other Financial Instruments	$17,011	$—	$17,011	$—

* Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contracts’ value.

Semi-Annual Report | 35

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2024:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stock	Partnership Interests	Unfunded Commitments

Total Fair Value, beginning of period	$124,237,844	$110,844,459	$12,674,907	$427,722	$230,144	$—	$60,612
Purchases, including capitalized PIK	26,553,252	26,469,360	83,892	—	—	—	—
Sales/Paydowns	(28,034,600)	(26,585,490)	(1,233,710)	(215,400)	—	—	—
Accretion/(amortization) of discounts/(premiums)	278,516	269,017	9,499	—	—	—	—
Net realized gain/(loss)	561,545	255,979	90,166	215,400	—	—	—
Change in net unrealized appreciation/(depreciation)	(747,279)	(1,070,471)	219,113	69,618	6,573	—	27,888
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Total Fair Value, end of period	$122,849,278	$110,182,854	$11,843,867	$497,340	$236,717	$—	$88,500

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2024 was $(1,145,751).

36 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

The following table provides quantitative measures used to determine the fair values of the
Le
vel 3 investments as of June 30, 2024:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at June 30, 2024	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$98,457,677	Discounted Cash Flow (b)	Discount Rate (b)	8.13% - 19.82%	10.84%

	1,594,431	Discounted Cash Flow (b)	Discount Rate (b)	14.13% - 34.15%	28.16%
		Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	191,624	Recovery Analysis (c)	Estimated Proceeds (c)	$0 - $115.2mm	$99.3mm

	1,154,661	Recovery Analysis (c)	Estimated Proceeds (c)	$283.5mm - $337.3mm	$310.4mm
		Guideline Public Company (d)	TEV / Revenue (d)	0.75x - 0.85x	0.80x

	5,752,585	Transaction Approach (e)	Recent Trade (e)	N/A	N/A

	3,031,876	Transaction Approach (f)	Cost (f)	N/A	N/A

Corporate Notes and Bonds	11,548,659	Discounted Cash Flow (b)	Discount Rate (b)	11.04% - 12.16%	11.85%
	295,208	Discounted Cash Flow (b)	Discount Rate (b)	5.00%	5.00%
		Recovery Analysis (c)	Estimated Proceeds (c)	$33.7mm	$33.7mm

	—	Recovery Analysis (c)	Estimated Proceeds (c)	$—	$—

Common Stocks	5,151	Discounted Cash Flow (b)	Discount Rate (b)	5.33%	5.33%
		Recovery Analysis (c)	Estimated Proceeds (c)	$9.1mm	$9.1mm

	—	Recovery Analysis (c)	Estimated Proceeds (c)	$283.5mm - $337.3mm	$310.4mm
		Guideline Public Company (d)	TEV / Revenue (d)	0.75x - 0.85x	0.80x

	492,189	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	2.00x - 7.00x	3.31x

Preferred Stock	236,717	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	7.00x	7.00x

Partnership Interests	—	Recovery Analysis (c)	Estimated Proceeds (c)	$—	$—

Unfunded Commitments	75,982	Discounted Cash Flow (b)	Discount Rate (b)	8.96% - 12.28%	11.35%
	8,554	Transaction Approach (e)	Recent Trade (e)	N/A	N/A

	3,964	Transaction Approach (f)	Cost (f)	N/A	N/A

Total Fair Value	$122,849,278

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)
The Fund utilized a recovery analysis approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)	The Fund utilized a recent transaction, specifically a recent trade price, to fair value this security.

Semi-Annual
Report | 37

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

(f)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(g)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Cash and Cash Equivalents
Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of June 30, 2024, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.
Industry Classifications
The industry classifications of the Funds’ investments, as presented in the accompanying Consolidated Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.
Fair Value of Financial Instruments
The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Consolidated Statements of Assets and Liabilities.
Securities Transactions and Investment Income
Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the Valuation Policies and Procedures and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities. Dividend income from equity investments is recorded on the ex-dividend date. The Funds record dividend income and accrue interest income from private investments pursuant to the terms of the respective investment.
The Funds hold investments that have designated
payment-in-kind
(“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.
U.S. Federal Income Tax Status
The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. AFT and AIF paid excise tax of $63,644 and $72,224 during 2024 related to the 2023 tax year, respectively. No federal income tax provision is required for the six months ended June, 30 2024.
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local

38 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2020 to 2023. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2020 to 2023.
Distributions to Common Shareholders
The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.
The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.
Note 3. Derivatives
The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency exchange contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.
The Funds rely on certain exemptions in Rule
18f-4
under the Investment Company Act to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. The rule also impacts the use of unfunded commitment agreements and reverse repurchase agreements. Each Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, a Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule
18f-4).
If either Fund ceases to qualify as a “limited derivatives user” as defined in Rule
18f-4,
the rule would, among other things, require such Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk
based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Foreign Currency Derivatives
The Funds engaged in currency transactions with counterparties during the period ended June 30, 2024 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The forward foreign currency exchange contracts are marked-to-market
daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency exchange contract is terminated, the Funds record a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

Semi-Annual Report | 39

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Fair value of forward foreign currency contracts on the Consolidated Statements of Assets and Liabilities as of June 30, 2024, categorized by risk exposure:

Apollo Senior Floating Rate Fund Inc.

Risk Exposure	Derivatives	Consolidated Statements of Assets And Liabilities Location	Fair Value	Consolidated Statements of Assets And Liabilities Location	Fair Value

Foreign Exchange Risk Rate	Forward Foreign Currency Contracts	Net unrealized appreciation on forward foreign currency contracts	$17,011	Net unrealized depreciation on forward foreign currency contracts	$—

Total			$17,011		$—

Apollo Tactical Income Fund Inc.

Risk Exposure	Derivatives	Consolidated Statements of Assets And Liabilities Location	Fair Value	Consolidated Statements of Assets And Liabilities Location	Fair Value

Foreign Exchange Risk Rate	Forward Foreign Currency Contracts	Net unrealized appreciation on forward foreign currency contracts	$17,011	Net unrealized depreciation on forward foreign currency contracts	$—

Total			$17,011		$—

For the period ended June 30, 2024, the average monthly notional value of forward foreign currency contracts was $708,414 and $708,414 for AFT and AIF, respectively.
The effect of forward foreign currency contracts on the Consolidated Statements of Operations for the period ended June 30, 2024, categorized by risk exposure:

Apollo Senior Floating Rate Fund Inc.

Risk Exposure	Derivatives	Consolidated Statements of Operations Location	Realized Gain on Derivatives	Consolidated Statements of Operations Location	Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Exchange Risk Rate	Forward Foreign Currency Contracts	Net realized gain on forward foreign currency contracts	$3,420	Net change in unrealized appreciation on forward foreign currency contracts	$17,011

Total			$3,420		$17,011

Apollo Tactical Income Fund Inc.

Risk Exposure	Derivatives	Consolidated Statements of Operations Location	Realized Gain on Derivatives	Consolidated Statements of Operations Location	Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Exchange Risk Rate	Forward Foreign Currency Contracts	Net realized gain on forward foreign currency contracts	$3,420	Net change in unrealized appreciation on forward foreign currency contracts	$17,011

Total			$3,420		$17,011

40 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Note 4. Investment Advisory, Administration and Other Agreements with Affiliates
Investment Advisory Fee
The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the six months ended June 30, 2024, the Adviser earned fees of $1,811,533 and $1,669,228 from AFT and AIF, respectively.
Administrative Services and Expense Reimbursements
The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the six months ended June 30, 2024, the Adviser provided services under these agreements totaling $393,137 and $406,383 for AFT and AIF, respectively, which is shown in the Consolidated Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $88,459 and $88,459 for AFT and AIF, respectively, of remuneration for officers of the Funds. During the six months ended June 30, 2024 both AFT and AIF had accrued a voluntary expense waiver totaling $88,639 and $147,153, respectively. This amount is reflected in receivable from affiliate in the Consolidated Statements of Assets and Liabilities. This waiver is completely voluntary by the Adviser and can be discontinued by the Adviser at any time without notice.
Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $131,499 and $125,356 for AFT and AIF, respectively, for the six months ended June 30, 2024, which are included in fund administration and accounting services in the Consolidated Statements of Operations.
Board of Directors Fees
On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $28,000 per Fund, plus $2,000 for each in-person
Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket
expenses incurred in connection with such meetings, and the Funds split the cost of such

Semi-Annual Report | 41

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

expenses for meetings involving both AFT and AIF. Included in the Consolidated Statements of Operations in Board of Directors fees for the six months ended June 30, 2024 is $71,911 and $71,911 of expenses related to the Board for each of AFT and AIF, respectively.
Other Affiliate Transactions
From time-to-time various affiliates of the Adviser are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, syndication, advisory or similar services (collectively, “Capital Solution” services) are earned and in certain circumstances are rebated back to the Funds in whole or in part. For the six months ended June 30, 2024, there were no fee rebates from certain Affiliates for AFT and AIF, respectively.
Note 5. Investment Transactions
For the six months ended June 30, 2024, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$63,858,873	$76,549,063
Apollo Tactical Income Fund Inc.	$54,277,111	$67,750,073

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule
17a-7
under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the six months ended June 30, 2024, the Funds did not engage in any Cross-Trade activities.
Note 6. Risks
Senior Loans
Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

42 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.
The Funds may also engage in direct origination of loans. In originating loans, the Funds rely on the Adviser’s proprietary sourcing channels, which targets large corporate and private sponsor-backed issuers. In determining whether to originate a loan, the Funds rely on the Adviser’s analysis of the creditworthiness of a borrower and/or any collateral for payment of interest and repayment of principal. The level of analytical sophistication necessary for conducting this analysis is high and the Adviser must rely more significantly on its own resources to conduct due diligence on borrowers than for secondary market debt purchases. The loans the Funds originate are generally Senior Loans, however neither Fund is limited in the type, amount or size of loans it may originate nor to a particular type of borrower. A Fund will earn origination and other types of borrower fees in connection with originating and structuring loans. Direct loans are not publicly traded and may not have a secondary market. Direct loans are subject to heightened liquidity risk and interest rate risk, and some direct loans may be deemed illiquid. The Funds may also face heightened competition for direct origination, which may result in the Funds being required to make lower yielding investments.
Corporate Bonds
The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.
The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of

Semi-Annual Report | 43

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.
Subordinated Loans
Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Structured Products
Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.
The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.
Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Reference Rates
A Fund may invest in financial instruments that recently transitioned from using or continue to use a floating rate based on the London Interbank Offered Rate, or (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing

44 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but such rates would be considered non-representative of the underlying market.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Derivatives
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leverage risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.
The Funds rely on certain exemptions in Rule
18f-4
to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule
18f-4
defines “derivatives transactions” to include, among other things, short sales, swaps, futures contracts, forward contracts, options (excluding purchased options), and similar instruments under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination. The Funds intend to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, a Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule
18f-4).
Unless the Funds qualify as a “limited derivatives user” as defined in Rule
18f-4,
the rule would, among other things, require the Funds to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk
based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
The Funds also rely on the exemption in Rule
18f-4
to engage in reverse repurchase agreements and similar financing transactions. The Funds will rely on a separate exemption in Rule
18f-4
when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, a Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Funds will rely on the exemption in Rule
18f-4
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard
settlement cycle securities, if certain conditions are met.

Semi-Annual Report | 45

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Note 7. Common Shares
Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	15,573,575	$295,425,527	15,573,575	$295,515,991
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent difference reclassified (primarily non-deductible expenses)	—	—	—	(90,464)
Return of Capital	—	—	—	—

Common shares outstanding, end of the period	15,573,575	$295,425,527	15,573,575	$295,425,527

Apollo Tactical Income Fund Inc.

	Six Months Ended June 30, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	14,464,026	$275,364,267	14,464,026	$275,434,361
Common shares issued as reinvestment of dividends	3,713	55,090	—	—
Permanent difference reclassified (primarily non-deductible expenses)	—	—	—	(70,094)
Return of Capital	—	—	—	—

Common shares outstanding, end of the period	14,467,739	$275,419,357	14,464,026	$275,364,267

Dividends declared on common shares with a record date of January 1,
2024
or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of Common Shares Issued as Reinvestment of Dividends

January 11, 2024	January 23, 2024	January 24, 2024	January 31, 2024	$0.1370	$2,133,580	$2,133,580	—
February 9, 2024	February 21, 2024	February 22, 2024	February 29, 2024	$0.1370	$2,133,580	$2,133,580	—
March 11, 2024	March 20, 2024	March 21, 2024	March 28, 2024	$0.1370	$2,133,580	$2,133,580	—
April 12, 2024	April 22, 2024	April 23, 2024	April 30, 2024	$0.1400	$2,180,301	$2,180,301	—
May 10, 2024	May 22, 2024	May 23, 2024	May 31, 2024	$0.1400	$2,180,301	$2,180,301	—
June 11, 2024	June 21, 2024	June 21, 2024	June 28, 2024	$0.1400	$2,180,301	$2,180,301	—
July 1, 2024*	July 11, 2024	July 11, 2024	July 18, 2024	$0.2463	$3,835,772	$3,835,772	—
* Declared subsequent to June 30, 2024

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of Common Shares Issued as Reinvestment of Dividends

January 11, 2024	January 23, 2024	January 24, 2024	January 31, 2024	$0.1330	$1,923,715	$1,923,715	—
February 9, 2024	February 21, 2024	February 22, 2024	February 29, 2024	$0.1330	$1,923,715	$1,868,625	$55,090
March 11, 2024	March 20, 2024	March 21, 2024	March 28, 2024	$0.1380	$1,996,548	$1,996,548	—
April 12, 2024	April 22, 2024	April 23, 2024	April 30, 2024	$0.1440	$2,083,354	$2,083,354	—
May 10, 2024	May 22, 2024	May 23, 2024	May 31, 2024	$0.1440	$2,083,354	$2,083,354	—
June 11, 2024	June 21, 2024	June 21, 2024	June 28, 2024	$0.1440	$2,083,354	$2,083,354	—
July 1, 2024*	July 11, 2024	July 11, 2024	July 18, 2024	$0.2862	$4,140,667	$4,140,667	—
* Declared subsequent to June 30, 2024

46 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

AFT is authorized to issue 999,998,466 Common Shares. AIF is authorized to issue 1,000,000,000 Common Shares. Each Fund has filed a registration statement relating to an offering of Common Shares using the “shelf” registration process (the “Shelf Registration Statement”), each of which became effective on May 25, 2022.
The Shelf Registration Statement permits each Fund to offer and sell Common Shares having an aggregate offering value of up to $50,000,000. Under the Investment Company Act of 1940, each Fund generally may not sell Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. Accordingly, the offering of Common Shares may be suspended from time to time, particularly when Common Shares are trading at a discount to their NAV. Each Fund is not required to issue Common Shares pursuant to the Shelf Registration Statement, and either, or each, may choose not to do so. As of June 30, 2024, the Funds had not sold any Common Shares pursuant to the Shelf Registration Statement.
Each Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Funds’ agent or principal for the offer and sale of the Common Shares. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.
Costs incurred by each Fund in connection with the initial Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Consolidated Statement of Assets and Liabilities and are amortized for a period of three years after the effective date of the Shelf Registration Statement.
Note 8. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
The tax character of distributions paid by AFT during the fiscal year ended December 31, 2023 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid to Common Shareholders from:	2023

Ordinary Income*	$22,908,728
Return of Capital	—

Total Distributions	$22,908,728

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
The tax character of distributions paid by AIF during the fiscal year ended December 31, 2023 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid to Common Shareholders from:	2023

Ordinary Income*	$21,421,221
Return of Capital	—

Total Distributions	$21,421,221

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2023, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$2,243,295	$—	$(15,429,942)	$(48,158,408)
Apollo Tactical Income Fund Inc.	2,484,919	—	(13,365,273)	(50,914,234)
* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and tax adjustments on restructurings.

Semi-Annual Report | 47

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2023, short-term and long-term capital loss carryforwards totaled $(1,640,465) and $(46,517,943), respectively, for AFT and $(4,322,311) and $(46,591,923), respectively, for AIF, which may be carried forward for an unlimited period.
Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at June 30, 2024 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$339,146,095	$317,490,265

Unrealized appreciation	$3,864,090	$3,912,888
Unrealized depreciation	(19,666,163)	(16,199,598)

Net unrealized appreciation/(depreciation)*	$(15,802,072)	$(12,286,710)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustements and disallowed losses on restructurings.
Note 9. Credit Agreements and Preferred Shares
The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.
Apollo Senior Floating Rate Fund Inc.
On September 1, 2022, AFT entered into a third amended and restated credit facility (the “AFT Third Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on September 1, 2024. Under the terms of the AFT Third Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “AFT Revolving Loan”). Borrowings under this facility bear interest at a rate of SOFR plus 0.90%. Any unused portion of the AFT Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. Additionally, the AFT Third Amended Credit Facility also permits the Fund to establish certain wholly owned subsidiaries. AFT has granted a security interest in substantially all of its assets in the event of default under the AFT Third Amended Credit Facility. As of June 30, 2024, AFT has $130,000,000 of principal outstanding under the AFT Third Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000.
For the six months ended June 30, 2024, the average daily principal loan balance outstanding was $130,000,000, the weighted average annual interest rate was 6.44% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $4,161,409.
The fair value of AFT’s borrowings under the AFT Third Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

48 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

The AFT Third Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2024 AFT was not aware of any instances of non-compliance
related to the AFT Third Amended Credit Facility.
In connection with AFT’s entry into the AFT Third Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.
Apollo Tactical Income Fund Inc.
On April 4, 2024, AIF entered into a fourth amendment to the second amended and restated credit facility (the “AIF Fourth Amended Credit Facility”) with SMBC as lender, maturing on October 4, 2024. AIF decreased its total Revolving amount from $33,000,000 to $14,000,000. Substantially all other terms remain unchanged. AIF has granted a security interest in substantially all of its assets in the event of defaults under the AIF Fourth Amended Credit Facility. As of June 30, 2024, AIF has $121,000,000 of principal outstanding under the AIF Fourth Amended Credit Facility, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000.
Prior to April 4, 2024, AIF entered into a third amendment to the second amended and restated credit facility (the “AIF Third Amended Credit Facility”) with SMBC as lender, maturing on April 4, 2024, which permitted the Fund to amend certain investment policies. Under the terms of the AIF Third Amended Credit Facility, the facility will bear interest at a rate of SOFR plus 0.875% to 1.25%. AIF was permitted to borrow a single term loan not to exceed $110,000,000 and could borrow up to an additional $33,000,000 on a revolving basis (the “AIF Revolving Loan”). Borrowings under this facility bear an interest of SOFR plus 0.875%. Any unused portion of the AIF Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum daily amount of available commitments.
For the six months ended June 30, 2024, the average daily principal loan balance outstanding was $121,000,000, the weighted average annual interest rate was 6.41% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $3,857,576.
The fair value of AIF’s borrowings under the AIF Fourth Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.
The AIF Fourth Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2024, AIF was not aware of any instances of non-compliance related to the AIF Fourth Amended Credit Facility.
In connection with AIF’s entry into the AIF Fourth Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the AIF Fourth Amended Credit Facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.

Semi-Annual
Report | 49

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Note 10. General Commitments and Contingencies
As of June 30, 2024, the Funds had unfunded commitments outstanding, which could be extended at the o pti
on of the borrower, as detailed below:

Borrower	AFT	AIF

Accelerate 360 Holdings, LLC Revolving Term Loan*	$—	$81,420
Advarra Holdings, Inc. Delayed Draw Term Loan	580,151	580,151
Allied Benefits Systems Intermediate LLC Delayed Draw Term Loan	618,557	463,918
Anaplan, Inc. Revolving Term Loan	349,471	349,471
Avalara, Inc. Revolving Term Loan	454,545	454,545
Channelside AcquisitionCo, Inc. Delayed Draw Term Loan	31,333	31,333
Channelside AcquisitionCo, Inc. Revolving Term Loan	122,222	122,222
Chrysaor Bidco, Inc. Delayed Draw Term Loan*	34,431	—
Coretrust Purchasing Group, LLC Delayed Draw Term Loan	338,346	338,346
Coretrust Purchasing Group, LLC Revolving Term Loan	338,346	338,346
Coretrust Purchasing Group, LLC Delayed Draw Term Loan	225,564	225,564
Crewline Buyer, Inc. Revolving Term Loan	188,679	188,679
CSC Holdings, LLC Revovlving Term Loan*	100,000	—
Cube Industrials Buyer, Inc. Revolving Term Loan	413,793	413,793
Evergreen IX Borrower 2023, LLC Revolving Term Loan	397,516	397,516
Evoriel, Inc. Delayed Draw Term Loan	61 4, 83 0	61 4, 83 0
Excelligence, Inc. Revolving Term Loan	480,413	480,413
Gateway US Holdings, Inc. Revolving Term Loan*	—	112,686
Heritage Environmental Services, Inc. Term Loan	120,879	120,879
IQN Holding Corp. Revolving Term Loan*	—	283,422
OMH-Healthedge Holdings, Inc. Revolving Term Loan	586,466	488,722
Poly-wood Inc. Delayed Draw Term Loan	272,727	136,364
Poly-wood Inc. Revolving Term Loan	272,727	136,364
Protein For Pets Opco, Inc. Revolving Term Loan	94,340	94,340
Riverbed Technology, Inc. Revolving Term Loan	84,607	75,542
SG Aquistion, Inc. Term Loan	288,233	288,233
Truck-Lite Corp. LLC Delayed Draw Term Loan	133,333	133,333
Truck-Lite Corp. Revolving Term Loan	128,889	128,889
Ultimate Baked Goods Midco, LLC Revolving Term Loan*	—	202,027
Zendesk, Inc. Delayed Draw Term Loan	1,104,901	739,130
Zendesk, Inc. Revolving Term Loan	454,959	304,348

	$8,8 30 ,25 8	$8, 3 24, 826

*	The commitment was held in AFT only or AIF only.
Unfunded commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded commitments is recorded in the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations. For the six months ended June 30, 2024, AFT and AIF recorded a net change in unrealized appreciation on unfunded commitments totaling $48,723 and $27,888, respectively.
The Funds may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Funds for which certain terms are not yet finalized at the time of the commitment and as such the Funds’ allocation may change prior to the date of funding. In this regard, the Funds may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded commitments outstanding table above.
Note 11. Indemnification
The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

50 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
June 30, 2024 (unaudited)

Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following events were disclosable:
AFT Mergers
On July 22, 2024, MFIC completed its previously announced acquisition of AFT. Pursuant to the AFT definitive merger agreement, AFT Merger Sub was first merged with and into AFT, with AFT continuing as the surviving company, and, following the effectiveness of the AFT First Merger, AFT was then merged with and into MFIC, with MFIC continuing as the surviving company. In accordance with the terms of the AFT Merger Agreement, at the effective time of the AFT First Merger, each outstanding share of common stock, par value $0.001 per share, of AFT was converted into the right to receive 0.9547 shares of common stock, par value $0.001 per share, of MFIC. As a result, MFIC issued an aggregate of approximately 14,868,092 shares of its common stock to AFT’s former shareholders. In addition, at the closing of the AFT Mergers, MFIC repaid any amounts outstanding under AFT’s existing credit facility, subject to the conditions set forth in MFIC’s credit facility.
AIF Mergers
On July 22, 2024, MFIC completed its previously announced acquisition of AIF. Pursuant to the AIF definitive merger agreement, AIF Merger Sub was first merged with and into AIF, with AIF continuing as the surviving company, and, following the effectiveness of the AIF First Merger, AIF was then merged with and into MFIC, with MFIC continuing as the surviving. In accordance with the terms of the AIF Merger Agreement, at the effective time of the AIF First Merger, each outstanding share of common stock, par value $0.001 per share, of AIF was converted into the right to receive 0.9441 shares of common stock, par value $0.001 per share, of MFIC. As a result, MFIC issued an aggregate of approximately 13,658,992 shares of its common stock to AIF’s former shareholders. In addition, at the closing of the AIF Mergers, MFIC repaid any amounts outstanding under AIF’s existing credit facility, subject to the conditions set forth in MFIC’s credit facility.
Distribution Declarations
On July 12, 2024, MFIC announced AIM or its affiliates would make a special cash payment of $0.25 per share to the shareholders of AFT and AIF, which was paid on or around July 22, 2024 to shareholders of record as of July 22, 2024. In addition, on July 21, 2024, the MFIC board of directors declared a special distribution of $0.20 per share of common stock, which will be paid on August 15, 2024 to shareholders of record as of August 5, 2024. The specific tax characteristics of these amounts have not yet been determined, and no assurances can be given regarding the tax treatment to shareholders of the receipt of these amounts.

Semi-Annual Report | 51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.
Results of Review of Interim Financial Information
We have reviewed the accompanying consolidated statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively, the “Funds”), including the consolidated schedules of investments, as of June 30, 2024, the related consolidated statements of operations and cash flows for the six-month period then ended, the consolidated statements of changes in net assets for the six month period ended June 30, 2024 and for the year ended December 31, 2023, the consolidated financial highlights for the six month period ended June 30, 2024 and for each of the ten years for the period then ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 and the related notes (collectively referred to as the “interim financial information”). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.
Basis for Review Results
This interim financial information is the responsibility of the Funds’ management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
/s/ Deloitte & Touche LLP
New York, New York
August 6, 2024

52 |

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks
June 30, 2024 (unaudited)

Recent Changes:
This section summarizes certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

There have been no changes in investment policies since each Fund’s last annual report.
AFT — Investment Objective and Policies:
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are the Secured Overnight Financing Rate (“SOFR”) and Euro Interbank Offered Rate (“EURIBOR”); however, the synthetic London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in U.S. dollar and
non-U.S.
dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.
The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close

Semi-Annual Report | 53

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.
AIF — Investment Objective and Policies:
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.
Securities Rated Below Caa or CCC
. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch Ratings Inc. Unrated credit instruments are not subject to this policy.
Structured Products
. AIF has adopted a policy to not invest more than 20% of its managed assets in structured products.
The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has

54 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in
non-U.S.
entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.
The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.
The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.
AFT Risk Factors:
General
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Semi-Annual Report | 55

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will continue to be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.
Senior Loans Risk.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a

56 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.
The Fund may also engage in direct origination of loans. In originating loans, the Fund relies on the Adviser’s proprietary sourcing channels, which targets large corporate and private sponsor-backed issuers. In determining whether to originate a loan, the Fund relies on the Adviser’s analysis of the creditworthiness of a borrower and/or any collateral for payment of interest and repayment of principal. The level of analytical sophistication necessary for conducting this analysis is high and the Adviser must rely more significantly on its own resources to conduct due diligence on borrowers than for secondary market debt purchases. The loans the Fund originates are generally Senior Loans, however the Fund is not limited in the type, amount or size of loans it may originate nor to a particular type of borrower. The Fund will earn origination and other types of borrower fees in connection with originating and structuring loans. Direct loans are not publicly traded and may not have a secondary market. Direct loans are subject to heightened liquidity risk and interest rate risk, and some direct loans may be deemed illiquid. The Fund may also face heightened competition for direct origination, which may result in the Fund being required to make lower yielding investments.

Semi-Annual Report | 57

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Below Investment Grade Securities Risk
. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade.
Non-investment
grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment
grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.
Prepayment Risk
. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

58 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
Reference Rate Risk
. The Fund may invest in financial instruments that recently transitioned from using or continue to use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but such rates would be considered non-representative of the underlying market.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Liquidity Risk
. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.
Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the

Semi-Annual Report | 59

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.
Distressed and Defaulted Securities Risk
. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with interest rate floors, the Fund will not realize additional income if rates increase to levels below the interest rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
Derivatives Risk
. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leverage risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.
AIF Risk Factors
:
General Risk
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully

60 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will continue to be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.
Below Investment Grade Instruments Risk.
The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on

Semi-Annual Report | 61

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Fixed Income Instrument Risk
. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:
Issuer Risk
. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

62 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.
Spread Risk
. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.
Prepayment Risk
. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.
Senior Loans Risk
. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Semi-Annual Report | 63

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.
The Fund may also engage in direct origination of loans. In originating loans, the Fund relies on the Adviser’s proprietary sourcing channels, which targets large corporate and private sponsor-backed issuers. In determining whether to originate a loan, the Fund relies on the Adviser’s analysis of the creditworthiness of a borrower and/or any collateral for payment of interest and repayment of principal. The level of analytical sophistication necessary for conducting this analysis is high and the Adviser must rely more significantly on its own resources to conduct due diligence on borrowers than for secondary market debt purchases. The loans the Fund originates are generally Senior Loans, however the Fund is not limited in the type, amount or size of loans it may originate nor to a particular type of borrower. The Fund will earn origination and other types of borrower fees in connection with originating and structuring loans. Direct loans are not publicly traded and may not have a secondary market. Direct loans are subject to heightened liquidity risk and interest rate risk, and some direct loans may be deemed illiquid. The Fund may also face heightened competition for direct origination, which may result in the Fund being required to make lower yielding investments
.
Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Distressed and Defaulted Securities Risk.
The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage

64 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with interest rate floors, the Fund will not realize additional income if rates increase to levels below the interest rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Reference Rate Risk
. The Fund may invest in financial instruments that recently transitioned from using or continue to use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but such rates would be considered non-representative of the underlying market.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible
.

Semi-Annual Report | 65

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

Derivatives Risk.
 The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leverage risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate
perfectly with the underlying asset, rate or index. A Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.
AFT Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1. Make investments for the purpose of exercising control or management.
2. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.
3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.
4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
5. Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time.
AIF Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1. Make investments for the purpose of exercising control or management;
2. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;

66 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
June 30, 2024 (unaudited)

3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;
4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;
5. Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6. Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt
securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.
Other Corporate Governance
Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other shareholders of a Fund reinstate or approve those voting rights at a meeting of shareholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).
The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which shareholders may approve the reinstatement of voting rights to holders of “control shares.” Some uncertainty around the general application under the Investment Company Act of state control share statutes exists as a result of recent court decisions. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

Semi-Annual Report | 67

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information
June 30, 2024 (unaudited)

Dividend Reinvestment Plan
Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.
A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.
The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated
form in the plan administrator’s name or that of its nominee.
The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.
The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.
Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560.
The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15
th
Avenue, Brooklyn NY 11219.

68 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
June 30, 2024 (unaudited)

Approval of the Investment Advisory and Management Agreements for AFT and AIF
At a meeting of the Boards of Directors (together, the “Board” or the “Directors”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”) held on February 15, 2024, the Directors met in person to consider the approval of the Investment Advisory and Management Agreement between AFT and Apollo Credit Management, LLC (the “Adviser”) and the Investment Advisory and Management Agreement between AIF and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”) for an additional one-year
term. While the meetings occurred at the same time, the Directors considered each Advisory Agreement separately.
The Board has the responsibility under the Investment Company Act of 1940, as amended (the “1940 Act”), to approve the annual renewal of each Fund’s Advisory Agreement at meetings of the Board called for the purpose of voting on such renewal. The Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and the Adviser’s profitability at the meeting at which the renewal of the Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one.
In preparation for their review of the Advisory Agreements, all of the Directors who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), of the Funds present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreements, the Directors, including the Independent Directors, reviewed materials provided in advance of the meeting by the Adviser and counsel to the Independent Directors and other materials which included, among other things: (i) information concerning the services rendered to each Fund by the Adviser; (ii) information concerning the revenues generated and expenses incurred by the Adviser from the management of each Fund; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act. The Board also reviewed information prepared by ISS Market Intelligence (“ISS MI”), a third-party service provider, which included information in respect of each Fund comparing (1) the Fund’s performance with that of a group of comparable funds selected by Strategic Insight (the “Peer Group”) and with a broader group of funds (the “Morningstar Category”) and (2) the Fund’s contractual and net management fees and total net expenses with those of its Peer Group and Morningstar Category.
Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement and referred the Directors to the materials provided in connection with the meeting. The Directors also received information regarding each Fund’s operations, expenses and performance periodically throughout the year.
The nature, extent and quality of services provided by the Adviser
. Representatives of the Adviser referred generally to materials it provided to the Board prior to the meeting and then discussed the nature, extent and quality of the services provided by the Adviser to each Fund, including the Adviser’s expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. Representatives of the Adviser discussed the reputation, compliance history, compliance program and financial condition of the Adviser. They discussed the terms of each Advisory Agreement and the Adviser’s responsibilities with respect to each Fund.
Investment performance of the Funds and the Adviser
. Representatives of the Adviser reviewed with the Board the performance of each Fund. Fund management discussed each Fund’s stock price and its yield. Representatives of the Adviser compared each Fund’s yield (based on the ratio of net investment income to average net assets) to the average yield of certain of its peer funds identified by the Adviser for various periods since the Fund’s inception. Fund management then discussed each Fund’s investment performance as compared to the performance of relevant

Semi-Annual Report | 69

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
June 30, 2024 (unaudited)

reference indexes (the “Benchmarks”), and to its Peer Group and Morningstar Category, for various periods. In general, each Fund experienced periods of outperformance and some periods of underperformance, which representatives of the Adviser explained to the satisfaction of the Independent Directors.
Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with the Funds
. The Directors received information from the Adviser regarding the profitability of each Fund to the Adviser and recalled information previously received and discussed about the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating profitability. In addition, the Directors considered whether any direct or indirect collateral benefits inured to the Adviser as a result of its affiliation with the Funds. It was noted that each Fund has entered into an Administrative Services and Reimbursement Agreement with the Adviser pursuant to which the Adviser provides the Fund with certain personnel and services not otherwise provided under the relevant Advisory Agreement, which services are required for the operations of the Fund, and the Fund generally reimburses the Adviser on an at cost basis for such services.
The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale
. The Directors considered the extent to which economies of scale are relevant for the Funds. It was noted that, because each Fund is a closed-end
fund, any increase in asset levels generally would have to come from material appreciation through investment performance. It was also noted that an investment objective of each Fund is to seek current income and that much of each Fund’s realized income is expected to be distributed to its shareholders through monthly dividends.
Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients
. The Board discussed the net management fee and net total expense ratio comparisons set forth in the ISS MI report with representatives of the Adviser. For each Fund, the Fund’s contractual management fee was within the range of those of its Peer Group funds. Each Fund’s net total expense ratio at both managed and common asset levels ranked in the fourth quartile of its Peer Group and Morningstar Category. In considering the comparison of services rendered to and fees paid by each Fund to those under other investment advisory contracts, the Directors were aware of the nature of the investment strategies of each Fund and the fact that the relevant comparison funds may have investment strategies, restrictions and leverage different from those of the Fund. In regard to compensation paid to the Adviser with respect to other funds or accounts, the Adviser stated that none of the other funds or accounts advised by it or any of its affiliates are comparable to either Fund with respect to their investment strategies.
Conclusion
. After consideration of the factors discussed above, the Directors, including the Independent Directors, unanimously voted to approve each Advisory Agreement for an additional one-year
term.
Shareholder Meeting Results
On June 28, 2024, AFT held its Annual Meeting of Shareholders for election of Directors and the ratification of the appointment of Deloitte and Touche LLP (“Deloitte”) as AFT’s independent registered public accounting firm for the 2024 fiscal year. The resolution of the voting are as follows:

Name	For	Against	Withheld	Non-Vote

Barry Cohen	11,315,986	348,863	211,309	—
Elliot Stein, Jr.	11,291,222	374,836	210,100	—

	For	Against	Withheld	Non-Vote

Ratification of Deloitte as independent registered public accounting firm	11,710,804	52,340	113,014	—

70 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
June 30, 2024 (unaudited)

On June 28, 2024, AIF held its Annual Meeting of Shareholders for election of Directors and the ratification of the appointment of Deloitte and Touche LLP (“Deloitte”) as AIF’s independent registered public accounting firm for the 2024 fiscal year. The resolution of the voting are as follows:

Name	For	Against	Withheld	Non-Vote

Barry Cohen	11,082,225	223,412	288,848	—
Elliot Stein, Jr.	11,081,896	220,312	292,277	—

	For	Against	Withheld	Non-Vote

Ratification of Deloitte as independent registered public accounting firm	11,228,633	137,078	228,774	—

Special Meetings of Shareholders Results
On June 21, 2024, at the AFT and AIF Special Meetings of Shareholders, shareholders of AFT and AIF approved the proposals related to the previously announced mergers with and into MidCap Financial Investment Corporation (NASDAQ: MFIC). Approximately 53% of AFT’s common shares outstanding voted in favor of the proposal, satisfying AFT’s shareholder approval requirement. Approximately 53% of AIF’s common shares outstanding voted in favor of the proposal, satisfying AIF’s shareholder approval requirement.

Semi-Annual Report | 71

Important Information About This Report

Investment Adviser
Apollo Credit Management, LLC
9 West 57th Street
New York, NY 10019
Administrator
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Custodian
U.S. Bank N.A.
Corporate Trust Services
1 Federal Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
Fund Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2024 are available on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms
N-PORT
are available on the SEC’s website at http://www.sec.gov.

72 | Semi-Annual Report

Important Information About This Report (continued)

Privacy Policy
We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
What Information Do We Have About You?
We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”
With Whom Do We Share Your Personal Information?
We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.
Protecting the Confidentiality of Our Investor Information
Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.
Opt-Out
Notice
We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Writing us at the following address:
Apollo Credit Management, LLC
c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.
9 West 57th Street, 42nd Floor, New York, NY 10019
Attn: Ryan Del Giudice
The ability to
opt-out
of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.
If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out
applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.
Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.
If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.
If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Semi-Annual Report | 73

9 West 57th Street, New York, NY 10019
www.apollofunds.com
6/30/2024

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in Disagreements with Accountants for Open-End Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in this reporting period.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period covered in this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Tactical Income Fund Inc.

By (Signature and Title) /s/ James Vanek
James Vanek, President
(principal executive officer)

Date August 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ James Vanek
James Vanek, President
(principal executive officer)

Date August 5, 2024

By (Signature and Title) /s/ Kenneth Seifert
Kenneth Seifert, Treasurer and Chief Financial Officer
(principal financial officer)

Date August 5, 2024